UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	—	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKYBX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	—	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FMMBX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FOHBX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	—	FWICX	FWIRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of 2012, investors continue to have good reasons to remain cautious. The European Central Bank’s decisions to extend intermediate term financing to major European banks and to support sovereign debt markets have begun to show signs of a stabilized euro area financial market. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are needed to meet the EU fiscal targets.

In the U.S., the Fed remains committed to low interest rates into 2015 through its third program of Quantitative Easing (QE3). Inflation remains low but a growing number of economists are expressing concern about the economic distortions resulting from negative real interest rates. The highly partisan atmosphere in Congress led to a disappointingly modest solution for dealing with the end-of-year tax and spending issues. Early indications for the new Congressional term have not given much encouragement that the atmosphere for dealing with the sequestration legislation and the debt ceiling issues, let alone a more encompassing “grand bargain,” will be any better than the last Congress. Over the longer term, there are some encouraging trends for the U.S. economy: house prices are beginning to recover, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During 2012 U.S. investors have benefited from strong returns in the domestic equity markets and solid returns in most fixed income markets. However, many of the macroeconomic risks of 2012 remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, sustaining the progress being made in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism or for opportunities in markets experiencing undue pessimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 22, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Portfolio managers Daniel Close, CFA, Steven Hlavin and Chris Drahn, CFA, review key investment strategies and the performance of the Nuveen Kansas Municipal Bond Fund, the Nuveen Kentucky Municipal Bond Fund, the Nuveen Michigan Municipal Bond Fund, the Nuveen Missouri Municipal Bond Fund, the Nuveen Ohio Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund. Dan has managed the Kentucky, Michigan and Ohio Funds since 2007, Steve has managed the Kansas and Wisconsin Funds since 2011 and Chris has managed the Missouri Fund since 2011.

How did the Funds perform during the six-month period ending November 30, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2012. The tables also compare these returns to each Fund’s benchmark index and its appropriate Lipper classification average.

During the six-month period, the Class A Shares at net asset value (NAV) of the Kansas, Michigan, Missouri and Ohio Funds outperformed the S&P Municipal Bond Index, while the Wisconsin Fund’s Class A Shares at NAV performed in line with this Index and the Class A Shares at NAV of the Kentucky Fund trailed it. The Kansas, Michigan, Missouri and Wisconsin Funds also outperformed their respective S&P state specific index, while the Kentucky and Ohio Funds underperformed their respective S&P state specific index. The Kansas, Michigan, Missouri, Ohio and Wisconsin Funds all outpaced their respective Lipper classification averages, while the Kentucky Fund fell short of its Lipper comparative performance measure.

Going forward, the Funds will only be compared to the primary S&P Municipal Bond Index because it more closely reflects the Fund’s investment universe. There have been no changes to the way the Funds are managed.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Investments	5

Nuveen Kansas and Wisconsin Municipal Bond Funds

The Nuveen Kansas Municipal Bond Fund’s outperformance of the S&P Municipal Bond Index during the six-month period was driven most notably by the Fund’s duration positioning. The portfolio had more exposure to longer duration (more interest rate sensitive) bonds and a lower than benchmark allocation to short duration securities. This positioning was helpful for the Fund, as interest rates fell to a greater extent on longer dated issues compared to their shorter maturity counterparts.

From the standpoint of the portfolio’s credit quality breakdown, the Fund benefited from having less exposure than the benchmark to AAA-rated and AA-rated bonds, which did not fare as well as lower quality issues that offered more income and, as a result, tended to be favored by investors searching for yield in the low interest-rate environment. We also maintained an advantageous overweighting in non-rated bonds, which outperformed the Index and therefore added to the Fund’s results. The Fund was also overweighted in BBB-rated securities, which were much sought after by investors. However, the performance from the Fund’s BBB exposure was tempered by the fact that a portion of these holdings were Puerto Rico issues, which suffered along with investors’ perceptions of the U.S. territory’s weakening credit quality during the period.

On balance, the Fund’s sector positioning had a slightly negative influence on performance compared with the index. One drawback was the make-up of the Kansas municipal bond market. With relatively few toll road and corporate-backed industrial development revenue bonds to select from, the Fund was subsequently underweighted in these two strong-performing sectors relative to the national market, an allocation that limited the Fund’s upside during the period.

Our management focus centered on finding attractive opportunities to invest the proceeds from called bonds and new shareholder inflows, of which there was a healthy amount throughout the period. New purchases typically took place in the primary (new-issue) municipal bond market and consisted largely of securities with intermediate maturities offering a level of income that we thought compensated us well for the securities’ underlying credit risk. We believed it was desirable to make purchases in the intermediate segment of the yield curve because we thought these securities offered better value than shorter- or longer-dated bonds, while still providing the Fund with a measure of defensiveness, should interest rates rise from their historically low levels.

The Fund’s purchases during the six-month period included some Burlington Environmental Kansas City Power and Light utility bonds and Wyandotte County Utility Systems revenue bonds, both of which were attractive to us because of the relative scarcity of Kansas utility bonds, and these purchases enabled us to bring the Fund’s weighting in the utility sector closer to that of the national benchmark. Other notable acquisitions were Kansas State Athletics sales-tax bonds, education bonds for the Leavenworth County School District and health care bonds for Labette County Hospital.

The Nuveen Wisconsin Municipal Bond Fund’s performance relative to the S&P Municipal Bond Index was helped the most by our favorable duration positioning. As with the Kansas Fund, we were overweight in bonds with longer maturities, which were the main beneficiaries of falling interest rates during the period.

6	Nuveen Investments

On a credit quality basis, the Fund gained from being underweight in the market’s highest rated securities, those with AAA and AA credit ratings. Although these bonds turned in positive results in absolute terms, they did not keep pace with lower rated securities, which investors generally preferred for their higher yields amid low interest rates. The Fund was also favorably overweighted in BBB-rated securities, which were much sought after by investors. However, the performance from the Fund’s BBB exposure was tempered by the fact that a portion of these holdings were Puerto Rico issues, which suffered along with investors’ perceptions of the U.S. territory’s weakening credit quality during the period.

In sector terms, the Fund’s positioning was shaped by the availability of securities in the Wisconsin municipal bond market. Because of a prevalence of dedicated sales-tax bonds, for example, the Fund was overweight in this category, while remaining underweight in utility bonds, a category of issuance that tends to be relatively limited in Wisconsin. In both cases, the Fund’s performance relative to the national municipal bond market was hampered by these sector allocations, given that dedicated sales-tax bonds lagged while utility securities outperformed.

With the healthy amount of new shareholder inflows into the Wisconsin Fund during the six-month period, we bought a variety of in-state debt across a range of maturities. We purchased several Wisconsin hospital and utility bond offerings from among the state’s modest level of new issuance during the period. The lack of available bonds that are fully tax-exempt for Wisconsin residents prompted us to buy three out-of-state issues, Virginia bonds for toll road and tunnel projects and Texas prepaid gas bonds (these securities are used by municipalities to prepay natural gas costs and control energy spending), whose relative value we thought was favorable enough to compensate our shareholders for their state tax liability.

To fund these purchases and keep the portfolio fully invested during the period, we primarily used the proceeds of shareholder inflows. Meanwhile, our very limited bond selling activity involved swapping out of Puerto Rico bonds with relatively low coupon income and into higher coupon debt of this U.S. territory. As Puerto Rico’s credit outlook became increasingly problematic, we believed it was prudent to focus on the higher quality credits because they were more defensive and potentially less vulnerable to further weakening in Puerto Rico’s financial position. Bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) were downgraded by Moody’s in July 2012. This downgrade was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. Each of the Funds held varying amounts of the COFINA bonds purchased at different times, with those purchased prior to and early in this period performing more positively than those purchased during the latter part of this period. Therefore, the impact on performance differed from Fund to Fund. As we continue to emphasize Puerto Rico’s stronger credits, we view these bonds as long-term holdings and note that the commonwealth’s recent enforcement of sales tax collections has improved significantly. Like all U.S. territorial bonds, Puerto Rico debt is generally fully tax-exempt for residents of all 50 states.

Nuveen Investments	7

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

The Nuveen Kentucky Municipal Bond Fund lagged the results of its benchmark, the S&P Municipal Bond Index. The main factor behind this underperformance was that the Kentucky municipal bond market as a whole simply did not perform as well as that of many other states during the period. Given the portfolio’s obviously high allocation to Kentucky bonds, this exposure provided a headwind for the Fund’s performance relative to a national index.

Other factors also detracted from results included credit rating. The Fund was underweight in bonds with below investment-grade credit ratings, a function of the typically high credit quality of the Kentucky municipal bond market. This stance proved unhelpful in an environment in which lower rated bonds outperformed their higher rated counterparts. In sector terms, meanwhile, the Fund was overweight in pre-refunded bonds, a category that lagged because the securities feature very high credit ratings and very short durations, two attributes that were out of favor during the period.

Duration, a measure of interest-rate sensitivity, was the primary strategy adding to the Fund’s results in relative terms. Specifically, the portfolio had more exposure to longer duration securities, which were more sensitive than shorter duration bonds to falling interest rates during the six months and thus benefited disproportionately from the favorable market conditions. A corresponding de-emphasis of very short duration issues also helped lift relative performance.

As we experienced bond calls and received a healthy level of new shareholder investments into the portfolio throughout the period, our main objective was to keep the Fund fully invested. New purchases took place across a variety of sectors. These portfolio additions, which included purchases in the water/sewer, health care, corporate-backed industrial development revenue, appropriations, public power, higher education and airport categories, took place in both the primary (new-issue) and secondary municipal market. When possible, we bought bonds on the longer end of the yield curve and with lower investment-grade credit ratings, although lower rated bonds generally became more expensive as the period progressed and the municipal bond market rallied. At times, however, because specific bonds were available when we had funds requiring investment, we would buy high quality, intermediate maturity bonds that still enabled us to achieve our management objectives.

The Nuveen Michigan Municipal Bond Fund’s outperformance of the S&P Municipal Bond Index was driven by the Fund’s credit rating allocation. Compared to the Index, the Fund had more exposure to bonds with credit ratings below BBB, which benefited significantly from investors’ willingness to take on additional credit risk in exchange for higher yields in the prevailing low interest-rate environment. Similarly, the Fund had a smaller allocation to AAA-rated bonds, the market’s highest quality issues, which did not fare as well as lower rated securities.

The Fund’s duration stance had an only slightly positive performance impact. The Fund was overweight in longer bonds, which are more sensitive to changes in interest rates and therefore performed well in the falling rate environment. The Fund had only a modest underweighting in the weaker performing shorter dated issues, and less exposure would

8	Nuveen Investments

have been desirable in retrospect. On a sector basis, the Fund benefited from its allocation to tobacco-securitization bonds, which rallied during the period. Counterbalancing that impact, however, was the Fund’s overweighting in pre-refunded bonds, whose extremely short maturities and very high credit ratings were unfavorable attributes in the market backdrop of the past six months.

Our key management objective was to keep the Fund fully invested by identifying attractive securities to apply the proceeds of new shareholder inflows and bond calls throughout the period. One particularly large bond call during the past six months was for the Detroit Wayne County Stadium Authority (Comerica Park), a fairly sizeable portfolio holding. The issuer refinanced these securities with a new bond issue, and we used a portion of our proceeds to buy the new Wayne County bonds. Other purchases reflected which types of bonds were available at the times when we had money requiring investment.

We bought securities across a number of sectors, including public power, water/sewer, health care, tobacco, general obligation (GO), airport, multifamily housing and Michigan unemployment obligation assessment bonds. We preferred to buy longer dated, lower rated bonds offering what we saw as good value, but when these types of bonds were unavailable, we sometimes purchased intermediate maturity issues with higher credit ratings to keep the portfolio fully invested, and we remained on the lookout for superior value opportunities.

One significant event in the Michigan bond market during the period was Detroit’s credit rating downgrade from rating agency Fitch Inc., which took place in June 2012. We did not own any Detroit GO bonds, but we had an opportunity toward the end of the period to add to the Fund’s Detroit enterprise bonds, including water and sewer bonds. In our opinion, these securities offered exceptional value and we believed they would be outside the reach of a potential Detroit bankruptcy filing.

The leading factor behind the outperformance of the Nuveen Ohio Municipal Bond Fund compared with the S&P Municipal Bond Index was a helpful allocation to Buckeye Tobacco bonds, an Ohio tobacco-securitization bond issue whose prices rose sharply during the period. The Fund’s relatively large exposure to these securities provided a significant boost to performance.

Also adding to the Ohio Fund’s results was favorable duration and credit quality positioning. From the standpoint of duration, being overweight compared to the index in longer maturity bonds was a plus, as these securities benefited to the greatest extent from declining interest rates. In terms of credit quality, the Fund’s overweighting in BB-rated bonds (which included the tobacco holdings mentioned above) and corresponding underweighting in AAA-rated bonds was helpful in an environment in which lower rated, higher yielding bonds performed better than higher quality issues. In contrast, the Fund’s sector allocation was a negative on a relative basis, with an overweighting in pre-refunded bonds hurting the most, given their very short maturities and high underlying credit quality.

As with the other Funds discussed in this report, our purchase activity was oriented around investing new money received into the portfolio, either as a result of bond calls or

Nuveen Investments	9

new shareholder inflows. To keep the Fund fully invested, we looked to a variety of sectors for new additions to the portfolio, including GO, health care and dedicated-tax bonds, as well as higher education securities, including a position in bonds issued by Miami University. We also added marginally to water/sewer, corporate-backed industrial revenue and tax-increment financing bonds. Although we were able to find what we believed was attractive value throughout the past six months, the market’s steep rally in the period’s second half left bond prices higher and made value opportunities more elusive than at the start of the period.

Nuveen Missouri Municipal Bond Fund

The Nuveen Missouri Municipal Bond Fund outperformed the S&P Municipal Bond Index during the six-month reporting period, with its duration stance contributing the most to these positive results on a relative basis. Compared to the Index, the Fund was slightly overweight in bonds with longer maturities and correspondingly underweight in shorter maturity issues. As interest rates on longer dated bonds fell more sharply than on their shorter dated counterparts, the Fund was well positioned to benefit to a greater extent from these favorable market conditions.

To a lesser degree, the Fund also gained from constructive credit quality positioning. Given the historically low interest-rate environment, investors’ willingness to accept increased credit risk in exchange for higher income translated into generally strong relative performance for municipal bonds with lower credit ratings. The Fund therefore benefited from its slight overweighting in A-rated bonds, the top performing credit quality segment in the investment-grade universe during the period, as well as its even larger overweighting in BBB-rated bonds, the lowest investment-grade rated credit tier, and a corresponding underweighting in the two highest quality bond categories, AAA-rated and AA-rated issues.

Sector positioning had a minimal impact on the Fund’s relative performance during the period, although a slight overweighting in pre-refunded bonds limited the Fund’s upside. These bonds have very high credit quality and very short maturities, so they were not well positioned in a market environment favoring securities with the opposite characteristics. A slight underweighting in outperforming water/sewer bonds also had a small negative influence on the Fund’s results.

Using primarily the proceeds of new shareholder inflows and bond calls during the period, we added a variety of securities to the portfolio across the investment-grade credit spectrum. New purchases were diversified across multiple sectors and did not result in substantial changes to the portfolio’s sector weightings. During the past six months, we participated in several lower investment-grade bond deals, and we also purchased some A-rated and AA-rated GO bonds, as well as some higher rated St. Louis sewer district bonds. Other purchases included a non-rated college bond issue and some health care and airport bonds. What these purchases had in common was that we were investing opportunistically, trying to take advantage of attractive values in the marketplace as they came available while simultaneously keeping the Fund fully invested by purchasing bonds whenever we had cash requiring investment. As the period progressed and the municipal market rallied, we were still finding areas of value among lower investment-grade rated positions, but the relative value offered by these lower rated bonds, in some cases, grew

10	Nuveen Investments

less compelling, making higher rated bonds look somewhat more attractive on a relative basis at period end than at the start of the period.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

All share classes of the Nuveen Kansas Municipal Bond Fund, the Nuveen Kentucky Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund experienced one monthly dividend reduction, as did the Class B, C and I Shares of the Nuveen Ohio Municipal Bond Fund. All share classes of the Nuveen Missouri Municipal Bond Fund and the Class C Shares of the Nuveen Ohio Municipal Bond Fund received two monthly dividend reductions. There were no other dividend changes during the six-month reporting period.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of November 30, 2012, all four Funds had positive UNII balances, based upon our best estimate, for tax purposes. Kentucky had a negative UNII balance while Kansas, Michigan, Missouri, Ohio and Wisconsin had positive UNII balances for financial reporting purposes.

Nuveen Investments	11

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

12	Nuveen Investments

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.00%	12.76%	6.42%	5.43%
Class A Shares at maximum Offering Price	0.60%	7.99%	5.50%	4.98%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
S&P Kansas Municipal Bond Index**	4.13%	10.18%	6.11%	5.52%
Lipper Other States Municipal Debt Funds Classification Average**	4.15%	10.37%	5.12%	4.61%

Class C Shares	4.73%	12.18%	5.84%	4.85%
Class I Shares	5.09%	13.05%	6.64%	5.64%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.79%	8.14%	6.00%	4.96%
Class A Shares at maximum Offering Price	-1.52%	3.65%	5.10%	4.51%
Class C Shares	2.62%	7.58%	5.42%	4.39%
Class I Shares	2.98%	8.34%	6.20%	5.18%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.97%	10.73%	5.60%	5.13%
Class A Shares at maximum Offering Price	-0.40%	6.07%	4.70%	4.68%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
S&P Kentucky Municipal Bond Index**	4.34%	11.30%	6.51%	5.17%
Lipper Other States Municipal Debt Funds Classification Average**	4.15%	10.37%	5.12%	4.61%

Class B Shares w/o CDSC	3.59%	9.93%	4.80%	4.51%
Class B Shares w/CDSC	-1.41%	5.93%	4.64%	4.51%
Class C Shares	3.70%	10.16%	5.02%	4.55%
Class I Shares	4.08%	10.96%	5.81%	5.34%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.70%	7.12%	5.30%	4.78%
Class A Shares at maximum Offering Price	-1.63%	2.59%	4.39%	4.32%
Class B Shares w/o CDSC	2.33%	6.34%	4.50%	4.16%
Class B Shares w/CDSC	-2.67%	2.34%	4.33%	4.16%
Class C Shares	2.44%	6.56%	4.72%	4.20%
Class I Shares	2.81%	7.34%	5.50%	4.98%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.79%
Class B Shares	1.54%
Class C Shares	1.34%
Class I Shares	0.59%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.76%	10.95%	5.53%	5.01%
Class A Shares at maximum Offering Price	0.33%	6.26%	4.63%	4.57%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
S&P Michigan Municipal Bond Index**	4.60%	11.09%	6.03%	5.49%
Lipper Michigan Municipal Debt Funds Classification Average**	3.98%	10.30%	4.31%	4.49%

Class C Shares	4.50%	10.40%	4.96%	4.45%
Class I Shares	4.87%	11.18%	5.73%	5.22%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.46%	7.95%	5.28%	4.66%
Class A Shares at maximum Offering Price	-0.84%	3.44%	4.37%	4.21%
Class C Shares	3.21%	7.41%	4.71%	4.08%
Class I Shares	3.57%	8.27%	5.50%	4.87%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.83%
Class C Shares	1.37%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.73%	11.87%	6.10%	5.38%
Class A Shares at maximum Offering Price	0.37%	7.18%	5.20%	4.93%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
S&P Missouri Municipal Bond Index**	4.16%	10.19%	6.04%	5.63%
Lipper Other States Municipal Debt Funds Classification Average**	4.15%	10.37%	5.12%	4.61%

Class B Shares w/o CDSC	4.53%	11.23%	5.35%	4.75%
Class B Shares w/CDSC	-0.47%	7.23%	5.19%	4.75%
Class C Shares	4.47%	11.31%	5.52%	4.80%
Class I Shares	4.84%	12.09%	6.31%	5.59%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.38%	8.16%	5.89%	5.01%
Class A Shares at maximum Offering Price	-0.94%	3.62%	4.98%	4.57%
Class B Shares w/o CDSC	3.18%	7.56%	5.14%	4.39%
Class B Shares w/CDSC	-1.82%	3.56%	4.98%	4.39%
Class C Shares	3.12%	7.62%	5.31%	4.44%
Class I Shares	3.49%	8.38%	6.09%	5.22%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.56%
Class C Shares	1.37%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.03%	11.61%	5.95%	5.27%
Class A Shares at maximum Offering Price	0.65%	6.95%	5.05%	4.82%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
S&P Ohio Municipal Bond Index**	6.22%	13.24%	5.82%	5.34%
Lipper Ohio Municipal Debt Funds Classification Average**	4.49%	11.06%	4.87%	4.53%

Class B Shares w/o CDSC	4.68%	10.85%	5.17%	4.64%
Class B Shares w/CDSC	-0.32%	6.85%	5.00%	4.64%
Class C Shares	4.86%	11.07%	5.38%	4.70%
Class I Shares	5.25%	11.88%	6.18%	5.48%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.91%	8.62%	5.76%	4.92%
Class A Shares at maximum Offering Price	-0.44%	4.05%	4.85%	4.47%
Class B Shares w/o CDSC	3.47%	7.78%	4.96%	4.30%
Class B Shares w/CDSC	-1.53%	3.78%	4.79%	4.30%
Class C Shares	3.64%	7.99%	5.17%	4.34%
Class I Shares	4.03%	8.78%	5.96%	5.12%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.55%	11.51%	6.15%	5.19%
Class A Shares at maximum Offering Price	0.13%	6.87%	5.24%	4.74%
S&P Municipal Bond Index**	4.52%	10.94%	6.09%	5.57%
S&P Wisconsin Municipal Bond Index**	4.19%	9.61%	6.40%	5.98%
Lipper Other States Municipal Debt Funds Classification Average**	4.15%	10.37%	5.12%	4.61%

Class C Shares	4.27%	10.82%	5.58%	4.62%
Class I Shares	4.74%	11.81%	6.38%	5.41%

Average Annual Total Returns as of December 31, 2012 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.52%	7.02%	5.73%	4.71%
Class A Shares at maximum Offering Price	-1.75%	2.55%	4.81%	4.26%
Class C Shares	2.25%	6.46%	5.14%	4.14%
Class I Shares	2.63%	7.23%	5.94%	4.91%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class C Shares	1.40%
Class I Shares	0.65%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Yields as of November 30, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Kansas Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.28%	2.07%	3.07%
Class C Shares	2.91%	1.62%	2.40%
Class I Shares	3.62%	2.36%	3.50%

Nuveen Kentucky Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.46%	1.84%	2.72%
Class B Shares	2.89%	1.18%	1.74%
Class C Shares	3.10%	1.38%	2.04%
Class I Shares	3.82%	2.12%	3.13%

Nuveen Michigan Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.56%	1.71%	2.48%
Class C Shares	3.23%	1.24%	1.80%
Class I Shares	3.92%	1.98%	2.87%

Nuveen Missouri Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.55%	2.31%	3.41%
Class B Shares	2.99%	1.67%	2.47%
Class C Shares	3.21%	1.87%	2.76%
Class I Shares	3.91%	2.61%	3.86%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

2	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

3	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

4	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	19

Yields as of November 30, 2012 (continued)

Nuveen Ohio Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[3]	3.62%	1.77%	2.60%
Class B Shares	3.09%	1.11%	1.63%
Class C Shares	3.25%	1.30%	1.91%
Class I Shares	3.99%	2.04%	3.00%

Nuveen Wisconsin Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[3]	3.28%	2.23%	3.32%
Class C Shares	2.89%	1.78%	2.65%
Class I Shares	3.62%	2.52%	3.76%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.9%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

3	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

20	Nuveen Investments

Holding Summaries as of November 30, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	26.4%
Health Care	22.1%
Tax Obligation/General	16.1%
Utilities	12.1%
U.S. Guaranteed	6.7%
Water and Sewer	5.5%
Other	11.1%

Portfolio Composition[1]
Tax Obligation/Limited	24.1%
Health Care	18.8%
Utilities	18.6%
Water and Sewer	12.5%
U.S. Guaranteed	10.0%
Education and Civic Organizations	4.8%
Other	11.2%

Portfolio Composition[1]
Tax Obligation/General	33.8%
Water and Sewer	15.6%
Tax Obligation/Limited	12.4%
Health Care	12.3%
U.S. Guaranteed	10.1%
Utilities	5.3%
Other	10.5%

Portfolio Composition[1]
Health Care	22.6%
Tax Obligation/Limited	21.1%
Tax Obligation/General	10.3%
Education and Civic Organizations	8.3%
U.S. Guaranteed	7.7%
Long-Term Care	7.2%
Water and Sewer	7.0%
Utilities	6.5%
Other	9.3%

1	As a percentage of total investments. Holdings are subject to change.

Nuveen Investments	21

Holding Summaries as of November 30, 2012 (continued)

Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	17.6%
Tax Obligation/General	15.1%
Health Care	14.8%
U.S. Guaranteed	14.4%
Water and Sewer	7.7%
Utilities	7.6%
Education and Civic Organizations	7.3%
Consumer Staples	5.0%
Other	10.5%

Portfolio Composition[1]
Tax Obligation/Limited	40.7%
Health Care	17.9%
Utilities	10.3%
Education and Civic Organizations	7.7%
U.S. Guaranteed	7.7%
Housing/Single Family	3.6%
Other	12.1%

1	As a percentage of total investments. Holdings are subject to change.

22	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Kansas Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,050.00	$1,047.30	$1,050.90	$1,020.96	$1,018.15	$1,021.96
Expenses Incurred During Period	$4.16	$6.98	$3.14	$4.15	$6.98	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.36% and .61% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Kentucky Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,039.70	$1,035.90	$1,037.00	$1,040.80	$1,021.11	$1,017.35	$1,018.35	$1,022.11
Expenses Incurred During Period	$4.04	$7.86	$6.84	$3.02	$4.00	$7.79	$6.78	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.54%, 1.34% and .59% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Michigan Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,047.60	$1,045.00	$1,048.70	$1,020.91	$1,018.15	$1,021.96
Expenses Incurred During Period	$4.21	$7.02	$3.18	$4.20	$6.98	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.37% and .62% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Investments	23

Expense Examples (continued)

Nuveen Missouri Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,047.30	$1,045.30	$1,044.70	$1,048.40	$1,021.00	$1,017.25	$1,018.25	$1,022.00
Expenses Incurred During Period	$4.09	$7.93	$6.90	$3.07	$4.04	$7.82	$6.81	$3.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Ohio Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,050.30	$1,046.80	$1,048.60	$1,052.50	$1,021.00	$1,017.25	$1,018.25	$1,022.00
Expenses Incurred During Period	$4.10	$7.93	$6.91	$3.08	$4.04	$7.82	$6.81	$3.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Wisconsin Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (6/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/12)	$1,045.50	$1,042.70	$1,047.40	$1,020.75	$1,018.05	$1,021.75
Expenses Incurred During Period	$4.35	$7.10	$3.33	$4.29	$7.01	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.39% and .65% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

24	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.6%

$1,535	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/20 at 100.00	BBB	$1,536,735
	Education and Civic Organizations – 3.8%

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,312,968

2,950	Kansas Development Finance Authority, Refunding Revenue Bonds, University of Kansas Center for Research Inc. Project, Series 2012-E1, 4.000%, 2/01/24	2/20 at 100.00	Aa1	3,357,189

	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents University of Kansas Medical Center Research Institute, Series 2010N:
675	5.000%, 4/01/29	4/20 at 100.00	Aa1	793,625
1,390	5.000%, 4/01/30	4/20 at 100.00	Aa1	1,625,105

510	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 4.375%, 10/01/31 (WI/DD, Settling 12/18/12)	No Opt. Call	Baa2	510,255

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,877,015
8,475	Total Education and Civic Organizations			9,476,157
	Health Care – 21.8%

8,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	AA–	10,316,336

2,400	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	AA–	2,723,784

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,866,077

3,950	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	4,375,178

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,551,700

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,234,400

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	4,224,364

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,010	5.000%, 1/01/20	No Opt. Call	AA	1,238,028
1,000	5.000%, 1/01/23	1/20 at 100.00	AA	1,186,740
1,515	5.000%, 1/01/40 (UB)	1/20 at 100.00	AA	1,690,195

1,750	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 4153, 17.664%, 1/01/18 (IF) (4)	No Opt. Call	AA	2,559,200

3,250	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	3,437,493

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A1	2,668,750
500	5.125%, 7/01/36	7/16 at 100.00	A1	527,920

3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	3,088,170

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	$1,110,730

500	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2012A, 4.000%, 9/01/30	9/21 at 100.00	A+	534,050

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	787,658

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	AA–	4,684,280
48,170	Total Health Care			54,805,053
	Housing/Single Family – 0.6%

1,510	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	1,540,457

55	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	55,139
1,565	Total Housing/Single Family			1,595,596
	Long-Term Care – 4.6%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	A	3,407,813

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,357,147
1,100	5.500%, 5/15/39	5/17 at 100.00	N/R	1,134,111

2,030	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	2,055,984

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	2/13 at 100.00	N/R	2,000,840

1,540	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,592,406
11,065	Total Long-Term Care			11,548,301
	Tax Obligation/General – 14.6%

4,000	Allen County, Kansas Public Building Commission Revenue Bonds, Allen County Hospital Project, Series 2012, 5.150%, 12/01/36	12/22 at 100.00	A	4,473,800

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA–	2,970,950

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 – AGC Insured	9/18 at 100.00	Aa3	2,330,300

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	BBB	67,153

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,704,610

2,250	Johnson County Unified School District 229, Blue Valley, Kansas, General Obligation Bonds, Series 2012A, 5.000%, 10/01/23 – NPFG Insured	10/22 at 100.00	Aaa	2,934,090

2,000	Johnson County Unified School District 231, Gardner, Edgerton and Antioch, Kansas, General Obligation Bonds, Refunding and Improvement Series 2012A, 5.000%, 10/01/23	10/22 at 100.00	A+	2,500,240

4,000	Leavenworth County Unified School District 469, Lansing, Kansas, General Obligation Bonds, Series 2012, 4.000%, 9/01/38 (WI/DD, Settling 12/20/12)	No Opt. Call	Aa3	4,257,480

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,100	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	Baa1	$1,264,065

	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A:
600	5.500%, 7/01/39	7/22 at 100.00	Baa1	629,826
1,000	5.000%, 7/01/41	7/22 at 100.00	Baa1	1,010,200

3,000	Sedgwick County Unified School District 260, Kansas, General Obligation Bonds, Refunding & School Improvement Series 2012, 5.000%, 10/01/30	10/22 at 100.00	AA–	3,666,420

3,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA–	3,594,690

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AA–	613,195

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,533,338
31,100	Total Tax Obligation/General			36,550,357
	Tax Obligation/Limited – 26.1%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	1,185,760

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,000,563

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,145,680

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,820	4.000%, 9/01/25	9/20 at 100.00	AAA	2,094,984
2,020	4.000%, 9/01/26	9/20 at 100.00	AAA	2,314,698
1,625	4.000%, 9/01/27	9/20 at 100.00	AAA	1,848,275
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,392,593
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,457,046

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,346,760

	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics, Inc., Project, Series 2012B-1:
2,750	5.000%, 7/01/30	7/17 at 100.00	A1	3,117,510
1,855	5.000%, 7/01/32	7/17 at 100.00	A1	2,102,902

365	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AA	377,888

1,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,970,344

1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA	1,206,291

3,910	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA	4,506,549

	Kansas Development Finance Authority, Revenue Bonds, Department of Commerce Impact Program, Series 2011K:
4,900	5.000%, 12/01/20	12/19 at 100.00	AA	6,053,264
3,605	4.000%, 12/01/22	12/19 at 100.00	AA	4,097,948

40	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	2/13 at 100.00	AA	40,148

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA	1,233,297

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	BB+	$5,174,150

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
805	5.200%, 4/01/20	No Opt. Call	BBB	936,585
1,350	5.900%, 4/01/32	4/20 at 100.00	BBB	1,547,154

3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2006, 5.000%, 7/01/46	7/16 at 100.00	BBB+	3,008,760

2,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2012U, 5.250%, 7/01/42 – AMBAC Insured	7/22 at 100.00	Baa1	2,055,260

1,535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	1,651,645

7,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/56	No Opt. Call	AA–	599,250

5,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	No Opt. Call	BBB+	5,626,000

1,150	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,282,239

7,630	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	5,248,982
68,385	Total Tax Obligation/Limited			65,622,525
	Transportation – 1.2%

1,750	Kansas Turnpike Authority, Revenue Bonds, Series 2012A, 4.000%, 9/01/26 – AGM Insured	9/20 at 100.00	AA–	1,979,740

945	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,054,195
2,695	Total Transportation			3,033,935
	U.S. Guaranteed – 6.7% (5)

	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S:
2,010	5.000%, 10/01/23 (Pre-refunded 4/01/13) – AMBAC Insured	4/13 at 102.00	Aa2 (5)	2,082,400
625	5.000%, 10/01/23 (Pre-refunded 4/01/13) – AMBAC Insured	4/13 at 102.00	Aa2 (5)	647,513

1,690	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax) (ETM)	6/16 at 103.00	Aaa	1,802,909

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	5/13 at 100.00	A+ (5)	1,098,516

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B:
1,000	5.000%, 9/01/24 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA– (5)	1,079,360
9,265	5.000%, 9/01/32 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA– (5)	10,000,266
15,600	Total U.S. Guaranteed			16,710,964
	Utilities – 12.0%

3,000	Burlingoton, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company, Series 2005, 4.650%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB	3,140,340

2,235	Burlington, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Refunding Series 2004A, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A3	2,314,365

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A:
$1,395	5.000%, 12/01/22	No Opt. Call	Baa1	$1,618,074
1,265	5.000%, 12/01/23	12/22 at 100.00	Baa1	1,456,369
2,575	5.000%, 12/01/31	12/20 at 100.00	Baa1	2,843,521

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.050%, 7/01/42	7/22 at 100.00	BBB+	3,081,330

2,300	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32 (WI/DD, Settling 12/04/12)	No Opt. Call	A3	2,549,895

4,500	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A+	5,367,150

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,075	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+	1,280,701
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+	3,604,470

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+	1,835,614

1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	5/13 at 100.00	BBB	1,003,540
26,880	Total Utilities			30,095,369
	Water and Sewer – 5.5%

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba2	2,072,260

3,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund, State Match Program, Series 2008-CW, 5.000%, 11/01/24	1/13 at 100.00	AAA	3,126,030

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,060,400

2,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	Baa2	2,044,500

2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	2,464,580

2,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	2,963,750
12,500	Total Water and Sewer			13,731,520
227,970	Total Long-Term Investments (cost $221,830,534) – 97.5%			244,706,512
	SHORT-TERM INVESTMENTS – 1.3%

	Tax Obligation/General – 1.3%

3,400	Wichita, Kansas, General Obligation Bonds, Variable Rate Demand Obligations, Renewal and Improvement Temporary Notes, Series 2011-248, 0.300%, 8/15/13 (6)	2/13 at 100.00	SP-1+	3,400,374
$3,400	Total Short-Term Investments (cost $3,399,100)			3,400,374
	Total Investments (cost $225,229,634) – 98.8%			248,106,886
	Floating Rate Obligations – (3.8)%			(9,420,000)
	Other Assets Less Liabilities – 5.0%			12,360,494
	Net Assets – 100%			$251,047,380

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund (continued)

November 30, 2012

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 1.4%

$25,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	$1,952,500

4,795	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/20 at 100.00	BBB+	4,800,418
29,795	Total Consumer Staples			6,752,918
	Education and Civic Organizations – 4.8%

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	1,041,350

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,124,360

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,925,999
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	3,125,096
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	5,181,233

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,662,135

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	2,115,940

	University of Kentucky, General Receipts Bonds, Refunding Series 2012A:
1,435	5.000%, 5/01/19	No Opt. Call	Aa2	1,781,452
1,185	5.000%, 5/01/20	No Opt. Call	Aa2	1,498,160
2,340	5.000%, 5/01/21	No Opt. Call	Aa2	2,992,298
19,215	Total Education and Civic Organizations			22,448,023
	Health Care – 18.7%

3,360	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA–	3,707,659

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,365,060
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,876,440

540	Kentucky Economic Development Finance Authority , Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a Kings Daughters Medical Center Project, Series 2010A, 5.000%, 2/01/40	2/20 at 100.00	A+	594,356

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,925	5.500%, 6/01/21	6/20 at 100.00	BBB+	4,643,511
165	6.375%, 6/01/40	6/20 at 100.00	BBB+	200,005
3,375	6.500%, 3/01/45	6/20 at 100.00	BBB+	4,108,894

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A:
1,100	5.375%, 8/15/24	8/19 at 100.00	AA–	1,281,478
7,090	5.625%, 8/15/27	8/19 at 100.00	AA–	8,375,275

6,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	AA–	7,244,185

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A:
50	5.375%, 5/01/34	5/19 at 100.00	AA–	57,532
5,010	5.500%, 5/01/39	5/19 at 100.00	AA–	5,744,165

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
3,500	5.850%, 10/01/17	4/13 at 100.00	BB	3,505,565
1,495	5.875%, 10/01/22	4/13 at 100.00	BB	1,496,570

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	$7,146,860

7,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	8,552,530

2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,267,501

16,565	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	2/13 at 100.00	A–	16,599,620

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	A	1,066,140

	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A:
1,980	5.000%, 10/01/33	10/22 at 100.00	A	2,231,420
2,000	5.000%, 10/01/37	10/22 at 100.00	A	2,241,560
79,160	Total Health Care			87,306,326
	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	AA+	1,260,174
	Housing/Single Family – 2.2%

	Kentucky Housing Corporation Housing Revenue Bonds Series 2011B:
150	3.000%, 1/01/21	No Opt. Call	AAA	160,799
485	3.000%, 7/01/21	No Opt. Call	AAA	521,894
705	3.100%, 7/01/22	7/21 at 100.00	AAA	760,117
360	3.300%, 1/01/23	7/21 at 100.00	AAA	388,192
595	3.300%, 7/01/23	7/21 at 100.00	AAA	641,594
610	3.625%, 1/01/25	7/21 at 100.00	AAA	665,431

290	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	290,310

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	717,977

	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008E:
50	5.375%, 7/01/33	1/18 at 100.00	AAA	55,017
40	5.450%, 7/01/38	1/18 at 100.00	AAA	41,890

4,585	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	5,040,611

1,050	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	1,139,313
9,595	Total Housing/Single Family			10,423,145
	Industrials – 0.6%

2,575	Kentucky Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Refunding 2010B, 0.000%, 4/01/31 – AGM Insured	12/12 at 100.00	BBB	2,575,000
	Long-Term Care – 0.5%

2,090	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AA+	2,297,851
	Materials – 0.6%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	4/13 at 100.00	BBB	2,822,341

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 1.7%

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
$1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	$1,217,218
1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,811,836
2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,493,972

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AAA	1,299,682
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AAA	1,087,600
7,075	Total Tax Obligation/General			7,910,308
	Tax Obligation/Limited – 23.9%

3,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	3,453,370

1,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, Federal Highway Trust Fund First Series 2010A, 5.000%, 9/01/21	9/20 at 100.00	AA	1,262,590

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	2,165,140

2,440	Kentucky Asset/Liability Commission, General Fund Revenue, Project Notes – Federal Highway Trust Fund First Series 2005, 5.000%, 9/01/14 – NPFG Insured	No Opt. Call	AA	2,633,199

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	2,216,448
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	3,908,747
4,430	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	4,983,529
8,965	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA–	10,042,323

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	AA–	31,546
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	AA–	43,409
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	AA–	2,246,670
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	AA–	2,269,200

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810-1, 16.085%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA–	7,732,800

	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004:
1,430	5.250%, 11/01/13 – NPFG Insured	No Opt. Call	BBB	1,486,614
2,365	5.250%, 11/01/14 – NPFG Insured	No Opt. Call	BBB	2,548,855

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005:
2,115	5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa3	2,574,018
125	5.000%, 8/01/19 – NPFG Insured	No Opt. Call	Aa3	155,220

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	2,229,120

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA–	3,000,625
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA–	2,933,625

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	2,547,000

1,800	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2011A, 5.000%, 7/01/24	7/21 at 100.00	AA+	2,249,820

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2012A:
500	5.000%, 7/01/24	7/22 at 100.00	AA+	638,265
5,000	5.000%, 7/01/28	7/22 at 100.00	AA+	6,290,050
4,000	5.000%, 7/01/30	7/22 at 100.00	AA+	4,988,600
2,000	5.000%, 7/01/31	7/22 at 100.00	AA+	2,478,660

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
$2,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	$2,338,355
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,746,050

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	29,591

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	3,425,877

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa3	2,332,909

3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	3,599,160

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AA–	1,811,040

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	B	585,385

1,090	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/30	7/15 at 100.00	Baa1	1,122,842

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/25	No Opt. Call	Baa1	1,108,470

11,600	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	3,693,208

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	7,768,163

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AA–	1,069,277
126,075	Total Tax Obligation/Limited			111,739,770
	Transportation – 3.9%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	BBB	5,009,850
2,195	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	BBB	2,223,491

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	3/13 at 100.00	A–	5,115,246

980	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2007B, 5.000%, 3/01/13 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	A–	988,624

	Lexington-Fayette Urban County Government, Kentucky, General Airport Revenue Refunding Bonds, Series 2012B:
1,215	5.000%, 7/01/29 (Alternative Minimum Tax)	No Opt. Call	AA	1,437,782
1,100	5.000%, 7/01/31 (Alternative Minimum Tax)	No Opt. Call	AA	1,288,573
1,000	5.000%, 7/01/38	No Opt. Call	AA	1,174,170

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA–	1,016,060
17,580	Total Transportation			18,253,796
	U.S. Guaranteed – 9.9% (4)

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa3 (4)	1,396,220

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
$1,460	5.000%, 5/01/20 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3 (4)	$1,556,433
2,580	5.000%, 5/01/21 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa3 (4)	2,750,409

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
1,220	5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3 (4)	1,306,242
1,255	5.000%, 6/01/22 (Pre-refunded 6/01/14)	6/14 at 100.00	Aa3 (4)	1,343,716

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (4)	2,262,839
3,510	5.000%, 6/01/18 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (4)	3,755,349
3,690	5.000%, 6/01/19 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (4)	3,947,931

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 (Pre-refunded 11/01/13) – AMBAC Insured	11/13 at 100.00	A+ (4)	1,042,910

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	Aa2 (4)	3,136,829

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A+ (4)	5,199,750

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,430	5.000%, 6/01/18 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3 (4)	1,528,842
1,585	5.000%, 6/01/20 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	Aa3 (4)	1,694,555

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	2,209,504

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,310,331
1,635	5.000%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,741,782
1,715	5.000%, 5/01/21 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,827,007

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA– (4)	362,286
2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+ (4)	4,073,874

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3 (4)	1,449,828

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	Aa3 (4)	2,347,914
41,800	Total U.S. Guaranteed			46,244,551
	Utilities – 18.5%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	A3	1,224,644

6,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–	6,558,120

4,980	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA–	5,856,629

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
4,000	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–	4,448,000
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A–	5,259,180
7,535	5.250%, 9/01/42 – NPFG Insured (UB)	9/17 at 100.00	Aa1	8,744,443

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

$2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 1025, 19.034%, 9/01/42 – NPFG Insured (IF)	9/17 at 100.00	AA+	$4,104,625

1,275	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A+	1,310,254

4,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Sereis 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	4,098,840

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
3,745	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A3	3,613,176
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	7,228,737
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3	11,824,763

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	Aa3	3,574,670
95	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	Aa3	109,284
8,595	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	9,748,104

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	BBB+	3,396,796

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	BBB+	4,212,004

1,225	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	Baa3	1,305,409
80,835	Total Utilities			86,617,678
	Water and Sewer – 12.4%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
225	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA	264,427
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA	4,414,875

2,750	Kentucky Infrastructure Authority, Wastewater and Drinking Water Revolving Fund Revenue Bonds, Series 2012A, 5.000%, 2/01/30	2/22 at 100.00	AAA	3,410,633

915	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/13 at 100.00	A+	920,966

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA	2,937,464
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA	5,672,931

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A:
7,500	5.000%, 5/15/28	11/21 at 100.00	AA	9,161,399
3,000	5.000%, 5/15/34	11/21 at 100.00	AA	3,570,750

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
5,405	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AA	5,780,161
750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AA	800,483

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,438,680

3,495	Northern Kentucky Water District, Revenue Bonds, Series 2012, 5.000%, 2/01/26	2/22 at 100.00	Aa3	4,265,193

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	BBB+	5,431,471

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	BBB+	$5,505,850

195	Owensboro, Kentucky, Water Revenue Bonds, Refunding & Improvement Series 2009, 5.000%, 9/15/29	9/18 at 100.00	Aa3	226,085

3,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	Baa2	3,066,750
50,325	Total Water and Sewer			57,868,118
$470,130	Total Investments (cost $420,381,036) – 99.4%			464,519,999
	Floating Rate Obligations – (1.2)%			(5,650,000)
	Other Assets Less Liabilities – 1.8%			8,550,279
	Net Assets – 100%			$467,420,278

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.9%

$7,645	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	$7,914,866

725	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/20 at 100.00	BBB+	725,819
8,370	Total Consumer Staples			8,640,685
	Education and Civic Organizations – 1.7%

830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	962,767

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	9/20 at 100.00	BBB–	1,044,690

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	598,180

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,141,610
3,330	Total Education and Civic Organizations			3,747,247
	Health Care – 11.9%

1,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	1,139,410

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	502,218

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,478,201
365	5.000%, 1/15/42	1/22 at 100.00	AA	413,381

3,000	Michigan Finance Authority, Hospital Revenue and REfunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	A–	3,266,160

	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,670	5.000%, 11/01/25	11/22 at 100.00	A	1,965,189
1,250	5.000%, 11/01/42	11/22 at 100.00	A	1,394,300

2,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	2,283,860

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,869,448

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	1,154,720

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	2,075,540

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,264,940

1,590	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,849,695

1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,565,640
22,960	Total Health Care			26,222,702

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.9%

$1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	$1,246,932

2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	2,407,355

1,350	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D, 3.950%, 10/01/37 (WI/DD, Settling 12/05/12)	4/22 at 100.00	AA	1,374,894

1,335	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	1,219,843
6,060	Total Housing/Multifamily			6,249,024
	Tax Obligation/General – 32.7%

690	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa2	855,862

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	776,675

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	927,352

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA–	1,696,328

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	Aa2	1,040,227

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/23 – NPFG Insured	5/15 at 100.00	Aa2	1,097,370
2,085	5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,288,016
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,097,370

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 8.012%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,441,387

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,030,135

1,450	City of Jackson, County of Jackson, State of Michigan, Downtown Development Bonds, Series 2001, General Obligation Limited Tax, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA–	1,035,170

4,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA–	5,115,599

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – AGM Insured	5/14 at 100.00	AA–	1,316,861

480	Genesee County, Michigan, General Obligaton Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	11/13 at 100.00	A1	496,800

2,615	Hazel Park School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012, 4.750%, 5/01/30 – AGM Insured	5/21 at 100.00	AA–	2,968,810

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	55,463

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,256,280

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,865,096

1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,365,733

840	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	947,092

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$410	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	$479,421

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,215,769

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	1,280,450

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	427,697

140	Oakland County Building Authority, Michigan, General Obligation Bonds, Refunding Series 2006, 5.000%, 6/01/27	6/13 at 100.00	AAA	142,918

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	568,015
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,358,532

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,503,397

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	923,820
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	916,450

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,301,916

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,543,039

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.153%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	1,368,507

150	South Haven, Van Buren County,Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	175,730

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	536,290

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	1,512,252

500	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	564,695

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	1,746,036

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	1,524,056

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – AGM Insured	5/18 at 100.00	Aa2	1,724,610

985	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	1,161,197

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	1,245,657

1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – AGM Insured	5/15 at 100.00	AA–	2,113,126

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	Aa3	3,001,893

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	6,489,656

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3	$3,488,300
64,673	Total Tax Obligation/General			71,987,055
	Tax Obligation/Limited – 12.0%

1,045	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,194,958

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	BBB	3,294,041
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	BBB	2,594,911

1,455	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	A–	1,491,899

2,020	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,308,294

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	4,801,103

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	1,567,530
1,500	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	738,240
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	4,418,172

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	2,077,860

700	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/15/36	11/21 at 100.00	AA+	833,175

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	1,109,370
28,360	Total Tax Obligation/Limited			26,429,553
	Transportation – 1.6%

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	56,034

2,000	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County Airport, Series 2012A, 5.000%, 12/01/37	No Opt. Call	A	2,283,080

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	1,201,940
3,050	Total Transportation			3,541,054
	U.S. Guaranteed – 9.8% (4)

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	2,575,015

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa2 (4)	2,087,720

1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	1,066,790

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA (4)	1,326,117

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	3,152,800

2,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1 (4)	2,026,740

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	$1,110,330

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,400	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	Baa3 (4)	1,552,278
50	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	Baa3 (4)	55,439

	Michigan Technological University, General Revenue Bonds, Series 2004A:
1,230	5.000%, 10/01/24 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (4)	1,278,610
1,740	5.000%, 10/01/29 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (4)	1,808,765

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	BBB+ (4)	3,513,160
22,225	Total U.S. Guaranteed			21,553,764
	Utilities – 5.2%

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA–	1,026,660

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–	197,626
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–	2,404,664

500	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds Series 2011A, 5.000%, 7/01/34	No Opt. Call	AA–	590,325

	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 4700:
800	17.800%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,351,232
250	17.954%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	422,260

1,500	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43 – AGM Insured	1/22 at 100.00	A2	1,646,235

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–	2,332,900

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A2	1,382,660
9,355	Total Utilities			11,354,562
	Water and Sewer – 15.1%

1,500	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	1,654,215

230	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding, Series 2006D, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	A	235,653

1,690	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	1,733,788

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+	2,533,648

	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A:
4,455	0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A+	3,653,323
700	0.000%, 7/01/21 – FGIC Insured	No Opt. Call	A+	522,956

2,915	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	3,171,957

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	4,363,920

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
$145	5.000%, 1/01/28	1/18 at 100.00	AA+	$168,948
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+	4,024,510

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,339,220

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	Aa2	1,723,556

365	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/32	10/22 at 100.00	AAA	451,844

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA	4,381,995

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA	1,182,660

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	565,135

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA–	573,970
31,675	Total Water and Sewer			33,281,298
$200,058	Total Investments (cost $191,266,807) – 96.8%			213,006,944
	Other Assets Less Liabilities – 3.2%			7,036,452
	Net Assets – 100%			$220,043,396

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.0%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/13 at 100.00	AA–	$3,006,360

8,790	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	11,513,930
11,790	Total Consumer Staples			14,520,290
	Education and Civic Organizations – 8.3%

3,000	Callaway County Industrial Development Authority, Missouri, Revenue Bonds, Westminster College Project, Refunding Series 2012C, 5.250%, 8/01/37	8/22 at 100.00	N/R	3,154,230

1,000	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/33	11/17 at 100.00	AA+	1,158,320

1,025	Kansas City, Missouri, Metropolitan Junior College District Certificates of Participation, Series 2008, 4.500%, 7/01/21	7/17 at 100.00	Aa2	1,168,695

1,000	Lincoln University, Missouri, Auxillary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	6/17 at 100.00	AA–	1,078,650

1,185	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/17	No Opt. Call	Baa2	1,364,551

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,787,549

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012:
460	3.000%, 10/01/18	No Opt. Call	BBB–	474,053
575	3.500%, 10/01/22	No Opt. Call	BBB–	595,988
2,700	5.000%, 10/01/33	10/22 at 100.00	BBB–	2,990,601

3,870	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	4,472,404

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB	1,745,250

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
2,500	6.500%, 10/01/30	10/18 at 103.00	BBB	2,932,050
1,300	6.500%, 10/01/35	10/18 at 103.00	BBB	1,503,723

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	6/13 at 100.00	Aa3	902,349

3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	3,544,770

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,177,470

2,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	3,168,906

2,400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	2,737,368

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,993,082

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	975,140
35,230	Total Education and Civic Organizations			39,925,149

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 22.5%

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2012:
$500	4.000%, 8/01/20	No Opt. Call	A	$556,350
1,000	3.125%, 8/01/21	No Opt. Call	A	1,044,530
200	3.200%, 8/01/22	No Opt. Call	A	208,196

2,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38	8/18 at 100.00	A	2,297,040

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A:
250	5.125%, 6/01/23	6/19 at 100.00	AA–	283,288
200	5.125%, 6/01/24	6/19 at 100.00	AA–	224,538
500	5.500%, 6/01/29	6/19 at 100.00	AA–	566,500
4,150	5.750%, 6/01/39	6/19 at 100.00	AA–	4,765,528

245	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2002, 5.625%, 6/01/22	2/13 at 100.00	BBB+	245,466

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BBB+	1,562,414
2,500	5.000%, 6/01/36	6/17 at 100.00	BBB+	2,589,050

	Cass County, Missouri, Hospital Revenue Bonds, Series 2007:
2,500	5.500%, 5/01/27	11/16 at 100.00	BBB–	2,618,075
6,020	5.625%, 5/01/38	11/16 at 100.00	BBB–	6,216,973

1,000	Citizens Memorial Hospital District of Polk County, Missouri, Hospital Revenue Bonds, Refunding Series 2012, 5.000%, 8/01/28	8/19 at 100.00	N/R	1,034,290

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,286,463
4,995	5.000%, 12/01/37	12/17 at 100.00	N/R	5,086,708

	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009:
1,120	5.650%, 9/01/22	9/19 at 100.00	BBB–	1,240,490
1,000	5.750%, 9/01/23	9/19 at 100.00	BBB–	1,109,590

850	Hannibal Industrial Development Authority, Missouri, Health Facilities Refunding Revenue Bonds, Hannibal Regional Hospital, Refunding Series 2010, 5.375%, 9/01/19	9/13 at 102.00	BBB+	883,048

1,935	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	2,032,331

	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004:
2,000	5.500%, 2/15/24	2/15 at 102.00	BBB+	2,126,980
1,250	5.500%, 2/15/29	2/15 at 102.00	BBB+	1,326,238

800	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	BBB+	909,280

2,800	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	3,171,476

	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011:
365	3.000%, 11/01/17	No Opt. Call	A3	375,924
575	3.250%, 11/01/18	No Opt. Call	A3	600,294
2,160	5.000%, 11/01/27	11/20 at 100.00	A3	2,437,279

3,035	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	3,407,091

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42 (WI/DD, Settling 12/18/12)	No Opt. Call	Aa3	$3,121,320

2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	2,328,280

2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2003B, 5.500%, 11/15/32 – AGM Insured	11/18 at 100.00	AA–	2,284,400

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
485	5.250%, 11/15/25	11/20 at 100.00	A+	572,116
2,540	5.000%, 11/15/30	11/20 at 100.00	A+	2,894,355
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,121,460

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	1,019,500

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,104,000

2,300	Missouri Health and Educational Facilities Authority, Revenue Bonds, Jefferson Memorial Hospital Obligated Group, Refunding and Improvement Series 2004, 5.000%, 8/15/19 – RAAI Insured	8/14 at 100.00	Baa2	2,373,232

2,770	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, Reg S, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,850,662

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,805	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A2	1,606,594
3,005	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	2,282,237
4,025	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	2,900,455

2,010	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2008A, 5.000%, 6/01/36	6/18 at 100.00	AA–	2,209,854

	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B:
1,500	5.000%, 6/01/30	6/20 at 100.00	AA–	1,729,050
3,000	5.000%, 6/01/34	6/20 at 100.00	AA–	3,429,660

7,140	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	8,067,699

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,120,810

1,000	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2005, 5.625%, 12/01/35	12/15 at 100.00	BBB–	1,025,910

4,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	5,200,352

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
125	4.250%, 11/15/14	No Opt. Call	N/R	128,913
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,375,717
2,345	5.000%, 11/15/27	11/16 at 100.00	N/R	2,410,988
2,600	5.000%, 11/15/35	11/16 at 100.00	N/R	2,641,886

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	5/13 at 100.00	BB	2,880,403
103,320	Total Health Care			108,885,283

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 0.9%

$1,290	Kansas City Industrial Development Authority, Missouri, GNMA Collateralized Multifamily Housing Revenue Bonds, Grand Boulevard Lofts Project, Series 2009A, 5.300%, 11/20/49	11/19 at 100.00	Aaa	$1,434,390

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
153	6.200%, 5/20/19	5/17 at 100.00	Aa1	164,405
975	6.300%, 5/20/37	5/17 at 100.00	Aa1	1,025,144

1,840	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	4/13 at 100.00	N/R	1,840,110
4,258	Total Housing/Multifamily			4,464,049
	Housing/Single Family – 0.7%

415	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	Aaa	425,703

415	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006B, 4.800%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	AA+	428,724

200	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2006C-1, 5.000%, 9/01/37 (Alternative Minimum Tax)	9/15 at 100.00	AA+	206,988

835	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	877,259

1,185	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	3/17 at 100.00	AA+	1,252,474

285	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2008A-1, 5.300%, 3/01/39 (Alternative Minimum Tax)	9/17 at 100.00	AA+	303,730
3,335	Total Housing/Single Family			3,494,878
	Industrials – 0.4%

	Kennett Industrial Development Authority, Missouri, Revenue Bonds, Manac Trailers USA Inc Project, Series 2007:
1,500	4.250%, 3/01/22 (Alternative Minimum Tax)	3/15 at 100.00	Ba2	1,341,165
500	4.250%, 3/01/24 (Alternative Minimum Tax)	3/15 at 100.00	Ba2	436,975
2,000	Total Industrials			1,778,140
	Long-Term Care – 7.1%

	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004:
2,000	5.250%, 2/01/24	2/14 at 100.00	BBB+	2,037,180
2,250	5.500%, 2/01/35	2/14 at 100.00	BBB+	2,292,840

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
1,000	5.500%, 5/15/17	No Opt. Call	BBB–	1,114,190
2,000	5.750%, 5/15/31	5/17 at 100.00	BBB–	2,113,980

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	5/13 at 100.00	N/R	4,250,510

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,035	5.000%, 8/15/14	No Opt. Call	BBB–	1,075,500
1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	1,542,480
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,586,812

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,625	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Senior Lien Series 2010, 5.500%, 2/01/42	2/20 at 100.00	BBB+	$1,775,004

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011:
1,000	5.750%, 2/01/31	2/21 at 100.00	BBB+	1,147,520
2,750	6.000%, 2/01/41	2/21 at 100.00	BBB+	3,164,013

2,100	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	2/15 at 100.00	BBB+	2,161,299

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A:
325	4.875%, 2/01/18	2/17 at 100.00	BBB+	357,009
2,000	4.875%, 2/01/37	2/17 at 100.00	BBB+	2,063,780

1,690	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	1,825,977

	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A:
700	5.375%, 9/01/21	9/17 at 100.00	BBB–	748,489
4,000	5.500%, 9/01/28	9/17 at 100.00	BBB–	4,219,000
32,750	Total Long-Term Care			34,475,583
	Materials – 0.4%

2,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	A	2,014,000
	Tax Obligation/General – 10.2%

1,000	Belton School District 124, Cass County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2012, 4.000%, 3/01/28 – NPFG Insured	3/20 at 100.00	AA+	1,111,170

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	A+	1,334,491
1,245	5.000%, 3/01/30	3/21 at 100.00	A+	1,474,229
1,000	4.750%, 3/01/31	3/21 at 100.00	A+	1,168,030

850	Blue Springs, Missouri, General Obligation Bonds, South Area Neighborhood Improvement, Refunding Series 2009, 5.000%, 2/15/29	2/19 at 100.00	AA–	976,472

	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012:
1,170	4.000%, 3/01/27 – AGM Insured	3/22 at 100.00	A+	1,297,097
1,095	3.750%, 3/01/31	3/22 at 100.00	A+	1,166,635
2,400	4.375%, 3/01/32	3/22 at 100.00	A+	2,688,480

625	Cottleville, Missouri, Certificates of Participation, Refunding Series 2012, 4.000%, 8/01/36	8/20 at 100.00	A2	637,688

2,000	Hazelwood School District, St Louis County, Missouri, General Obligation Bonds, Refunding & Improvement, Missouri Direct Deposit Program, Series 2012, 4.000%, 3/01/31	3/22 at 100.00	AA+	2,272,040

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,584,299

2,000	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, Refunding & Improvement Series 2009A, 4.750%, 3/01/26	3/19 at 100.00	AA	2,312,800

1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, School Building Series 2008, 4.750%, 3/01/27	3/18 at 100.00	Aa1	1,152,890

500	Jefferson City School District, Missouri, General Obligation Bonds, Series 2007, 5.000%, 3/01/20 – NPFG Insured	3/17 at 100.00	AA+	579,460

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Joplin, Missouri, General Obligation Bonds, School Building, Direct Deposit Program Series 2012:
$1,300	4.000%, 3/01/29	3/22 at 100.00	AA+	$1,451,619
500	3.125%, 3/01/32	3/22 at 100.00	AA+	514,675

	Kansas City, Missouri, General Obligation Bonds, Improvement & Refunding Series 2012A:
1,550	4.500%, 2/01/24	2/22 at 100.00	AA	1,896,534
1,025	4.000%, 2/01/25	2/22 at 100.00	AA	1,196,134
200	4.500%, 2/01/28	2/22 at 100.00	AA	240,118

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA–	2,257,580

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,015	5.250%, 3/01/25 – AGM Insured	3/17 at 100.00	AA–	1,181,298
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA–	1,225,418
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA–	715,781

1,250	Nixa Reorganized School District R 02, Christian County, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	1,411,938

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,467,701

595	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	651,965

685	Platte County Reorganized School District R3, Missouri, General Obligation Bonds, Series 2004, 5.000%, 3/01/24 – NPFG Insured	3/14 at 100.00	AA	720,997

200	Platte County R-III School District Building Corporation, Missouri, Leasehold Refunding and Improvement Revenue Bonds, Series 2008, 5.000%, 3/01/28	3/18 at 100.00	AA–	225,038

2,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.500%, 7/01/39	7/22 at 100.00	Baa1	2,099,420

1,000	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	Baa1	1,047,450

1,000	Saint Charles County Francis Howell School District, Missouri, General Obligation Bonds, Series 2009, 5.000%, 3/01/27	3/19 at 100.00	AA+	1,195,790

1,780	Saint Louis County, Missouri, General Obligation Bonds, Courthouse Projects, Series 2012, 3.000%, 2/01/27 (WI/DD, Settling 12/06/12)	No Opt. Call	AAA	1,853,745

	Saint Louis Special Administrative Board of the Transitional School District, Missouri, General Obligation Bonds, St Louis Public Schools, Missouri Direct Deposit Program, Series 2011B:
2,500	4.000%, 4/01/25	4/21 at 100.00	AA+	2,846,700
1,000	4.000%, 4/01/27	4/21 at 100.00	AA+	1,122,050

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA	1,447,099

5,000	Wentzville School District R-04, Saint Charles County, Missouri, General Obligation Improvement and Refunding Bonds, Series 2009A, 0.000%, 3/01/26	3/19 at 66.11	AA+	2,811,650
46,200	Total Tax Obligation/General			49,336,481
	Tax Obligation/Limited – 21.0%

205	Arnold, Missouri, Certificates of Participation, Series 2012, 2.000%, 8/15/14	No Opt. Call	A+	208,477

	Belton, Missouri, Certificates of Participation, Series 2007:
600	4.375%, 3/01/19 – NPFG Insured	3/17 at 100.00	Baa2	651,924
250	4.500%, 3/01/22 – NPFG Insured	3/17 at 100.00	Baa2	267,955

355	Belton, Missouri, Certificates of Participation, Series 2008, 5.250%, 3/01/29	3/18 at 100.00	A	391,448

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005:
$1,290	5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	$1,463,763
1,000	5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	1,129,550

1,975	Cass County, Missouri, Certificates of Participation, Refunding Series 2010, 4.000%, 5/01/22	5/20 at 100.00	A	2,192,685

	Columbia, Missouri, Special Obligation Bonds, Electric Utility Project – Annual Appropriation Obligation, Series 2012D:
1,005	3.000%, 10/01/24	10/20 at 100.00	AA	1,051,260
950	3.000%, 10/01/25	10/20 at 100.00	AA	987,924
1,360	3.250%, 10/01/28	10/20 at 100.00	AA	1,420,806

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,000	5.000%, 4/01/14	No Opt. Call	BBB+	1,044,410
475	4.500%, 4/01/21	4/14 at 100.00	BBB+	487,930

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,470,213

530	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	606,055

2,270	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	2,573,613

	Harrisonville, Missouri, Annual Appropriation-Supported Tax Increment and Sales Tax Revenue Bonds, Harrisonville Towne Center Project, Series 2007:
340	4.375%, 11/01/17	11/13 at 100.00	A+	346,572
715	4.500%, 11/01/22	11/13 at 100.00	A+	724,724

	Hazelwood School District, St Louis County, Missouri, Certificates of Participation, Energy Improvements Project, Series 2006:
515	4.500%, 3/01/17	3/16 at 100.00	A+	561,973
445	4.500%, 3/01/18	3/16 at 100.00	A+	484,391

1,745	Howard Bend Levee District, Missouri, Levee District Improvement Bonds, Series 2005, 5.500%, 3/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB+	2,192,680

3,000	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006, 5.000%, 12/01/28 – AMBAC Insured	12/16 at 100.00	Aa3	3,347,850

925	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	1,067,598

	Kansas City Industrial Development Authority, Missouri, Infrastructure Revenue Bonds, NNSA National Security Campus Project, MoDot Funded Transportation Improvements, Series 2010:
1,250	4.000%, 9/01/13	No Opt. Call	N/R	1,265,663
670	4.000%, 9/01/14	No Opt. Call	N/R	686,737

2,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	1,168,300

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,525,783

1,000	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	1,063,010

225	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 5.000%, 6/01/21	6/16 at 100.00	N/R	236,795

1,025	Kansas City, Missouri, Special Obligation Bonds, Kansas City, Missouri Projects, Series 2012A, 5.000%, 3/01/26	3/22 at 100.00	AA–	1,218,869

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	1,439,040

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	3/14 at 100.00	BBB	$3,973,539

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	5,107,944

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2007E, 5.125%, 4/01/25	4/17 at 100.00	A–	1,084,700

2,335	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A–	2,418,756

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.000%, 3/01/25	3/18 at 100.00	A–	1,089,120

1,010	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Eastland Center Project, Refunding Series 2007A, 4.250%, 4/01/15	No Opt. Call	A–	1,069,317

105	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/27	10/13 at 100.00	AA+	108,828

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/13 at 100.00	A	451,764

1,000	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2010, 3.000%, 3/01/18	3/17 at 100.00	A–	1,065,350

1,000	Oak Grove, Missouri, Refunding and Improvement Certificates of Participation Series 2012, 5.000%, 1/01/33	1/22 at 100.00	Baa1	1,075,920

3,955	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/13 at 101.00	N/R	3,546,765

1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	N/R	1,006,250

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K, 5.000%, 7/01/17	7/15 at 100.00	Baa1	1,057,440

3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	Baa1	3,327,630

3,540	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	4,020,484

250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	271,295

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C:
1,660	6.000%, 8/01/39	8/20 at 100.00	A+	1,914,611
1,265	5.250%, 8/01/41	8/20 at 100.00	A+	1,361,127

1,070	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+	1,156,927

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
15,780	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	3,431,834
8,935	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	1,828,637

1,000	Raytown, Missouri, Annual Appropriation Supported Tax Increment and Sales Tax Revenue Bonds, Raytown Live Redevelopment Project Area 1, Series 2007, 5.125%, 12/01/31	6/17 at 100.00	A+	1,072,110

1,700	Riverside Industrial Development Authority, Missouri, Industrial Development Revenue Bonds, Riverside Horizon, Series 2007A, 5.000%, 5/01/27 – ACA Insured	5/17 at 100.00	A	1,796,033

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A	$2,308,685

1,150	Saint Charles, Missouri, Certificates of Participation, Series 2012, 2.000%, 5/01/13	No Opt. Call	A1	1,156,900

	Saint Joseph Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Sewerage System Improvements Project, Series 2007:
500	4.750%, 4/01/20	4/17 at 100.00	A	552,505
390	4.750%, 4/01/21	4/17 at 100.00	A	428,497

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2009A:
1,000	0.000%, 7/15/26 – AGC Insured	No Opt. Call	AA–	593,580
1,000	0.000%, 7/15/27 – AGC Insured	No Opt. Call	AA–	560,730
1,000	0.000%, 7/15/28 – AGC Insured	No Opt. Call	AA–	534,060
1,000	0.000%, 7/15/29 – AGC Insured	No Opt. Call	AA–	507,220

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	12/12 at 100.00	Aa3	1,951,574

4,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2	4,731,795

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R	665,768
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R	1,611,776

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R	1,813,248

3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000A, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A	2,982,512

1,595	Texas County, Missouri, Certificates of Participation, Justice Center Project, Series 2006, 4.500%, 12/01/25 – AGC Insured	12/16 at 100.00	AA–	1,786,496

520	Union, Missouri, Certificates of Participation, Series 2006A, 5.200%, 7/01/23	7/14 at 100.00	N/R	535,657

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB+	1,125,200
119,245	Total Tax Obligation/Limited			101,360,582
	Transportation – 3.9%

2,025	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	4/13 at 100.00	A	2,038,952

3,500	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012A, 5.000%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	3,847,970

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 6.125%, 7/01/24	7/19 at 100.00	A–	2,393,780

3,210	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	3,777,753

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A:
1,035	5.000%, 7/01/20 – AGM Insured	7/17 at 100.00	AA–	1,167,594
2,000	5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA–	2,256,220

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
2,450	5.250%, 7/01/16 – AGM Insured	7/13 at 100.00	AA–	2,509,584
1,000	5.250%, 7/01/18 – AGM Insured	7/13 at 100.00	AA–	1,022,440
17,220	Total Transportation			19,014,293

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed – 7.7% (4)

$4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa	$4,455,045

	Columbia, Missouri, Special Obligation Electric Utility Improvement Bonds, Annual Appropriation Obligation, Series 2008A:
400	5.000%, 10/01/21 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	483,552
545	5.000%, 10/01/23 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	658,840
500	5.125%, 10/01/30 (Pre-refunded 10/01/17)	10/17 at 100.00	AA (4)	607,415

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (4)	215,910
2,120	5.250%, 8/01/31 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (4)	2,293,056

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	BBB (4)	1,128,398

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,019,055

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	A+ (4)	3,140,190

4,000	Kansas City, Missouri, Special Facility Revenue Bonds, MCI Overhaul Base Project, Series 2005G, 4.750%, 9/01/28 (Pre-refunded 9/01/15) (Alternative Minimum Tax)	9/15 at 100.00	AA– (4)	4,457,760

90	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.000%, 4/01/27 (Pre-refunded 4/01/14)	4/14 at 100.00	A– (4)	96,734

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	943,160
1,800	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	1,507,284
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	1,915,942

895	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/27 (Pre-refunded 10/15/13)	10/13 at 100.00	Aa1 (4)	931,176

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/13) – SYNCORA GTY Insured	4/13 at 100.00	N/R (4)	1,213,953

3,905	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	Aa1 (4)	4,308,152

690	Richmond Heights, Missouri, General Obligation Bonds, Manhasset Village Nieghboorhood, Series 2006, 4.500%, 4/01/26 (Pre-refunded 4/01/14)	4/14 at 100.00	N/R (4)	722,202

2,055	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	6/13 at 100.00	N/R (4)	2,055,000

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:
1,225	5.125%, 3/01/20 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	AA+ (4)	1,239,406
2,000	5.000%, 3/01/22 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	AA+ (4)	2,023,080
1,250	5.000%, 3/01/23 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	AA+ (4)	1,263,975

500	St. Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Series 2003, 6.625%, 11/15/35 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	529,615
36,315	Total U.S. Guaranteed			37,208,900
	Utilities – 6.4%

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	268,504

375	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, City of Independence, Missouri, Annual Appropriation Electric System Revenue Bonds – Dogwood Project, Series 2012A, 5.000%, 6/01/26	6/22 at 100.00	AA–	439,253

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008	No Opt. Call	BBB	$3,057,570

1,000	Missouri Joint Municipal Electric Utility Commission, Iatan 2 Power Project Revenue Bonds, Series 2006A, 5.000%, 1/01/28 – AMBAC Insured	1/16 at 100.00	A2	1,106,270

	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006:
1,500	5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A–	1,638,480
405	5.000%, 1/01/17 – NPFG Insured	1/16 at 100.00	A–	439,976
285	5.000%, 1/01/19 – NPFG Insured	1/16 at 100.00	A–	307,484
4,720	5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A–	4,968,366

2,005	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Series 2009A, 6.000%, 1/01/39	1/16 at 100.00	A2	2,354,933

	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
285	4.000%, 1/01/17	No Opt. Call	A2	315,583
2,200	5.000%, 1/01/32	1/21 at 100.00	A2	2,501,092
2,000	5.000%, 1/01/37	1/21 at 100.00	A2	2,232,760

	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A:
500	5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A	559,410
1,010	5.000%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A	1,118,747

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	BBB+	2,283,560

3,035	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	3,143,289

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.250%, 7/01/25	7/18 at 100.00	BBB+	1,074,670

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	BBB+	3,246,706
28,585	Total Utilities			31,056,653
	Water and Sewer – 7.0%

	Cape Girardeau, Missouri, Waterworks System Refunding Revenue Bonds, Series 2012A:
250	3.250%, 1/01/25	1/20 at 100.00	A+	261,028
725	3.375%, 1/01/26	1/20 at 100.00	A+	761,859

1,500	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A	1,722,210

1,370	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,460,817

	Jefferson County Consolidated Public Water Supply District C1, Missouri, Waterworks Revenue Bonds, Refunding Series 2010:
745	4.125%, 12/01/24	12/17 at 100.00	A+	837,656
500	4.250%, 12/01/25	12/17 at 100.00	A+	563,385

2,000	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Series 2009A, 5.250%, 1/01/34	1/19 at 100.00	AA	2,392,860

500	Kansas City, Missouri, Water Revenue Bonds, Refunding & Improvement Series 2009A, 5.250%, 12/01/32	12/18 at 100.00	AA+	594,755

4,600	Kansas City, Missouri, Water Revenue Bonds, Series 2012A, 4.500%, 12/01/36	12/21 at 100.00	AA+	5,339,587

1,500	Lincoln County Public Water Supply District 1, Missouri, Certificates of Participation, Refunding Series 2009, 6.750%, 6/15/35	6/16 at 100.00	A–	1,635,960

500	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2008A, 5.750%, 5/01/38	5/17 at 100.00	AAA	590,040

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$4,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012B, 5.000%, 5/01/29	5/22 at 100.00	AAA	$5,023,560

2,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A–	2,762,682

500	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009C, 5.750%, 11/01/29	11/14 at 100.00	A–	536,305

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint JosephSewerage System Improvement Projects, Series 2011E, 5.375%, 5/01/36	5/20 at 100.00	A	1,093,860

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (5)	12/16 at 100.00	AA+	3,122,412

470	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2001C, 5.000%, 7/01/23	1/13 at 100.00	Aaa	471,838

410	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2005C, 4.750%, 7/01/23	1/16 at 100.00	Aaa	457,736

1,000	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2008A, 5.750%, 1/01/29	1/19 at 100.00	Aaa	1,238,760

65	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control Revenue Bonds, State Revolving Fund Program – Multi-Participants, Series 1998B, 5.250%, 1/01/15	1/13 at 100.00	Aaa	65,272

2,070	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/17 at 100.00	N/R	2,181,966

590	Taney County Public Water Supply District 3, Missouri, Certificates of Participation, Refundind Series 2010, 4.500%, 7/01/25	7/15 at 101.00	A+	620,108
29,860	Total Water and Sewer			33,734,656
$472,108	Total Investments (cost $436,227,293) – 99.5%			481,268,937
	Floating Rate Obligations – (0.5)%			(2,225,000)
	Other Assets Less Liabilities – 1.0%			4,571,948
	Net Assets – 100%			$483,615,885

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.0%

$250	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A1	$279,830

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,850	5.125%, 6/01/24	6/17 at 100.00	B	6,182,742
20,840	5.875%, 6/01/47	6/17 at 100.00	BB	18,588,655

5,170	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/20 at 100.00	BBB+	5,175,842
33,110	Total Consumer Staples			30,227,069
	Education and Civic Organizations – 7.2%

4,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2012, 5.000%, 6/01/37	12/21 at 100.00	A+	4,584,600

2,000	Kent State University, Ohio, University General Receipts Bonds, Series 2012A, 5.000%, 5/01/42 – AGC Insured	5/22 at 100.00	Aa3	2,325,160

1,925	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	2,278,719

	Miami University of Ohio, General Receipts Bonds, Series 2012:
1,000	4.000%, 9/01/31	9/22 at 100.00	AA	1,118,520
770	4.000%, 9/01/32	9/22 at 100.00	AA	856,348

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,691,520

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,811,548

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,122,740

400	Ohio Higher Education Facilities Commission, Revenue Bonds, College of Wooster Project, Series 2005, 5.000%, 9/01/20	9/15 at 100.00	A1	434,496

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997, 5.000%, 4/01/19	4/16 at 100.00	A3	1,101,090

1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Mount Union College, Series 2006, 5.000%, 10/01/31	10/16 at 100.00	A3	1,070,990

	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2005:
760	5.000%, 5/01/20	5/15 at 100.00	Baa2	791,228
1,000	5.000%, 5/01/26	5/15 at 100.00	Baa2	1,025,130

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,505	5.000%, 12/01/24	12/15 at 100.00	Ba2	1,508,732
1,000	5.000%, 12/01/29	12/15 at 100.00	Ba2	992,090

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
1,140	5.000%, 11/01/27	5/22 at 100.00	AA	1,398,997
1,000	5.000%, 11/01/30	5/22 at 100.00	AA	1,208,170

645	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2009, 5.375%, 12/01/29	12/18 at 100.00	A	771,788

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,420,161
1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A	1,140,984

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	6/13 at 100.00	Ba2	1,200,720
2,100	5.000%, 12/01/26	6/13 at 100.00	Ba2	2,099,853

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$500	Ohio Higher Educational Facility Commission, Higher Educational Facility Revenue Bonds, Xavier University Project, Series 2010, 5.000%, 5/01/40	5/20 at 100.00	A–	$566,240

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	2,114,386

750	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	A–	780,435

500	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	577,555

1,900	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/23 – NPFG Insured	6/14 at 100.00	Aa3	2,019,738

250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	264,233

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	AA–	1,778,733

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA–	1,402,142
1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	AA–	1,066,275

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	AA–	1,108,671
39,895	Total Education and Civic Organizations			43,631,992
	Health Care – 14.5%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A:
1,220	5.250%, 11/15/31 – RAAI Insured	11/14 at 100.00	Baa1	1,267,214
150	5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	156,569

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – AGM Insured	11/13 at 100.00	Aa3	1,092,136

	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A:
3,050	5.250%, 6/01/38	6/20 at 100.00	AA–	3,458,670
250	5.000%, 6/01/38	6/20 at 100.00	AA–	277,605

500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010B, 4.125%, 9/01/20	No Opt. Call	AA–	588,985

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
750	5.500%, 11/01/22	11/20 at 100.00	BBB+	886,673
3,440	5.500%, 11/01/40	11/20 at 100.00	BBB+	3,913,447

345	Fairfield County, Ohio, Hsopital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2003, 5.000%, 6/15/22 – RAAI Insured	6/22 at 100.00	Baa2	345,811

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
3,000	5.000%, 11/01/34	11/19 at 100.00	Aa2	3,371,340
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,397,830

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005:
365	4.750%, 11/01/23	11/18 at 100.00	Aa2	413,636
3,180	5.000%, 11/01/40	11/18 at 100.00	Aa2	3,469,348

640	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	725,107

4,830	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.316%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	6,114,587

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$500	Franklin County, Ohio, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2010C, 4.500%, 12/01/37	12/20 at 100.00	AA	$539,890

470	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	568,771

750	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	A3	840,713

	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
400	5.000%, 11/15/38	11/18 at 100.00	AA–	437,068
305	5.125%, 11/15/40	11/18 at 100.00	AA–	334,966

3,240	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	4,028,810

2,530	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2	2,722,634

930	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,046,678

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A	8,448,860

750	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	AA–	825,248

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	5/14 at 100.00	AA–	2,367,610

100	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	AA–	121,606

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33	11/14 at 100.00	Aa3	2,173,240
1,125	6.250%, 11/15/39	11/14 at 100.00	Aa3	1,225,181

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	2,796,671

2,990	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	3,436,078

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
700	19.555%, 1/01/17 (IF)	No Opt. Call	Aa2	1,031,352
5,625	20.062%, 1/01/33 (IF)	1/19 at 100.00	Aa2	8,981,775

2,280	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.220%, 1/01/17 (IF)	No Opt. Call	Aa2	3,640,613

2,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2012C, 4.125%, 1/15/42	1/17 at 100.00	A	2,032,560

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
75	5.000%, 11/15/13	No Opt. Call	A–	77,762
3,235	5.250%, 11/15/36	11/16 at 100.00	A–	3,448,057

	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
500	5.500%, 12/01/28	12/18 at 100.00	A2	565,705
1,075	5.750%, 12/01/35	12/18 at 100.00	A2	1,227,102

800	Scioto County, Ohio, Hospital Facilities Refunding Revenue Bonds, Southern Ohio Medical Center, Series 2008, 5.750%, 2/15/38	2/18 at 100.00	A2	885,576

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$2,000	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 6.000%, 12/01/42	12/22 at 100.00	N/R	$2,187,220

2,830	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012, 5.000%, 12/01/42 (WI/DD, Settling 12/06/12)	No Opt. Call	Baa2	3,050,542
74,745	Total Health Care			88,521,246
	Housing/Multifamily – 1.7%

500	Bowling Green, Ohio, Student Housing Revenue Bonds, CFP I LLC – Bowling Green State University Project, Series 2010, 5.750%, 6/01/31	6/20 at 100.00	BBB–	568,725

920	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/13 at 100.00	N/R	784,291

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,983,569

1,210	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	2/13 at 100.00	Aa2	1,212,965

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	2,346,912

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	3,218,100
9,610	Total Housing/Multifamily			10,114,562
	Housing/Single Family – 0.3%

130	Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program Residential Mortgage Revenue Bonds, Series 2006E, 4.850%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aaa	136,107

360	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	373,126

315	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2008F, 5.450%, 9/01/33	3/18 at 100.00	Aaa	326,765

700	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2009C, 5.200%, 9/01/29	9/18 at 100.00	Aaa	780,857
1,505	Total Housing/Single Family			1,616,855
	Industrials – 1.8%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/14 at 100.00	BBB	507,195

260	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB	265,392

1,255	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	5/13 at 100.00	BBB	1,262,179

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	5/13 at 100.00	BBB	75,312

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA+	1,754,628
1,645	5.000%, 12/01/24	12/19 at 100.00	AA+	1,943,469

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
$185	5.000%, 6/01/15 (Alternative Minimum Tax)	6/14 at 100.00	AA+	$189,508
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/14 at 100.00	AA+	690,795

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	12/12 at 100.00	AA+	1,055,802

3,375	Ohio, Solid Waste Revenue Refunding Bonds, Republic Services Inc., Project, Series 2010, 0.430%, 11/01/35 (Mandatory put 3/01/13) (WI/DD, Settling 12/03/12)	No Opt. Call	BBB	3,375,000
10,445	Total Industrials			11,119,280
	Long-Term Care – 1.4%

800	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2005A, 5.000%, 7/01/26	7/15 at 100.00	BBB	824,200

1,505	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	1,718,560

2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	1/13 at 100.00	BBB	2,002,880

400	Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/27	1/17 at 100.00	BBB	420,236

3,080	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	3,533,530
7,785	Total Long-Term Care			8,499,406
	Materials – 0.6%

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	3,820,355
	Tax Obligation/General – 14.8%

3,360	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995, 7.000%, 12/01/15 – NPFG Insured	No Opt. Call	BBB	3,607,934

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	595,890

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	29,122

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,179,010

915	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	BBB	990,442

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	A1	529,171

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – NPFG Insured	6/15 at 100.00	A	2,734,585

300	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, School Improvement, Refunding Series 2010, 5.250%, 6/01/21	6/20 at 100.00	Aa2	380,058

	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2006:
535	5.250%, 12/01/19 – FGIC Insured	No Opt. Call	AA+	677,037
380	5.250%, 12/01/27 – FGIC Insured	No Opt. Call	AA+	524,826

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$150	Cincinnati, Ohio, Various Purpose General Obligation Bonds, Series 2009A, 4.500%, 12/01/29	6/19 at 100.00	AA+	$172,908

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,153,620

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	593,680

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,908,474

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	AAA	1,551,592

225	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AAA	234,088

750	Cuyahoga Falls, Ohio, General Obligation Bonds, Various Purpose Refunding Series 2009, 4.250%, 12/01/34	12/17 at 100.00	Aa2	818,925

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,080,486

	Franklin County, Ohio, General Obligation Bonds, Series 2007:
690	4.500%, 12/01/27	12/17 at 100.00	AAA	788,511
3,160	5.000%, 12/01/28	12/17 at 100.00	AAA	3,706,964

400	Gahanna, Ohio, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/27 – NPFG Insured	12/17 at 100.00	Aa1	463,780

1,000	Greene County, Ohio, General Obligation Bonds, General Infrastructure Series 2007, 5.250%, 12/01/26 – AMBAC Insured	12/17 at 100.00	Aa2	1,169,830

	Highland Local School District, Morrow and Delaware Counties, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Series 2008:
100	0.000%, 12/01/22	No Opt. Call	Aa2	76,350
1,000	5.375%, 12/01/33	12/18 at 100.00	Aa2	1,196,570

1,095	Hilliard, Ohio, General Obligation Bonds, Various Purpose Series 2012, 5.000%, 12/01/23	12/22 at 100.00	Aa1	1,387,047

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	A+	2,821,875

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	6/19 at 100.00	Aa2	2,021,863
1,100	5.125%, 12/01/36	6/19 at 100.00	Aa2	1,274,812

1,095	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, School improvement Series 2012, 0.000%, 12/01/27	6/19 at 100.00	Aa1	678,582

755	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/19	No Opt. Call	Aa1	936,102

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	AA	1,522,192

1,560	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa2	2,011,916

185	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	No Opt. Call	Aa2	185,033

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:
1,000	5.000%, 12/01/22 – NPFG Insured	6/15 at 100.00	Aaa	1,106,340
1,480	5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aaa	1,630,383

450	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	536,364

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	$1,973,642

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/12 at 100.00	A3	1,209,180

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,689,852

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	2,066,878

1,000	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	1,146,390

1,000	Maumee City School District, Lucas County, Ohio, General Obligation Bonds, Capital Apprication Refunding Series 2012, 0.000%, 12/01/23	No Opt. Call	AA–	751,040

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,147,780

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A2	1,586,335

275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	320,059

1,585	New Albany, Ohio, General Obligation Bonds, Series 2012, 5.000%, 12/01/29	6/22 at 100.00	Aa1	1,953,750

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	635,518

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA–	4,148,445
500	5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	553,510
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,107,020

925	Oakwood City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2012, 0.000%, 12/01/21	No Opt. Call	Aa2	744,486

3,280	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2012A, 5.000%, 9/15/23	No Opt. Call	AA+	4,315,004

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	2,031,493

1,000	Ohio, General Obligation Bonds, Infrastructure Improvements, Refunding Series 2002A, 5.500%, 2/01/20	No Opt. Call	AA+	1,292,390

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A+	1,127,920

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,727,175

600	Saint Marys City School District, Auglaize County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement, Series 2008, 5.000%, 12/01/28 – AGM Insured	6/18 at 100.00	Aa2	678,150

755	Sidney City School District, Shelby County, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/27 – FGIC Insured	12/17 at 100.00	Aa3	826,053

1,710	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	Aa2	2,062,380

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	12/12 at 100.00	Aaa	30,139

3,435	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	4,535,814

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,300	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	$1,485,523

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvment Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	891,165

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	6/19 at 100.00	AA	1,134,550

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA–	558,315

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA–	2,350,780
80,150	Total Tax Obligation/General			90,357,098
	Tax Obligation/Limited – 17.3%

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	1,006,297
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,214,944
650	5.000%, 12/01/35	12/16 at 102.00	N/R	671,593

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,212,560

2,600	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	A–	2,725,320

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,646,330
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	1,930,539

5,000	Columbus Metropolitan Library, Franklin County, Ohio, Special Obligation Library Fund Facilities Notes, Series 2012-1, 4.000%, 12/01/37 (WI/DD, Settling 12/04/12)	No Opt. Call	Aa2	5,344,200

	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue Parking Facility Project, Series 2012A:
500	4.500%, 12/01/27	12/19 at 100.00	BBB	514,735
685	5.000%, 12/01/32	12/19 at 100.00	BBB	711,420
555	5.000%, 12/01/36	12/19 at 100.00	BBB	570,335

	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F:
2,710	5.250%, 12/01/25	12/20 at 100.00	AA	3,284,032
3,250	5.000%, 12/01/27	12/20 at 100.00	AA	3,829,540

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,960,270

5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	6,282,904

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,610,112
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,356,760

2,875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	3,287,563

	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1:
3,285	5.000%, 1/01/29	1/22 at 100.00	A	3,819,667
1,220	5.000%, 1/01/42	1/22 at 100.00	A	1,383,175

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,670	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2	$1,806,322

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+	2,431,054
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+	2,682,588

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	6,465,434

	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B:
500	0.000%, 12/01/26 – AMBAC Insured	No Opt. Call	A2	294,950
3,300	0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+	1,771,638
1,750	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	960,383

	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A:
1,235	5.000%, 12/01/25	12/21 at 100.00	A+	1,469,045
5,375	5.000%, 12/01/31	12/21 at 100.00	A+	6,224,519

2,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 – NPFG Insured	6/22 at 100.00	Aa3	2,914,918

475	Mahoning Career and Technology Center, Ohio, Certificate of Participation, Series 2009B, 4.750%, 12/01/36	12/17 at 100.00	AA–	523,203

	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B:
435	0.000%, 9/01/27	No Opt. Call	Aa2	262,053
855	0.000%, 9/01/28	No Opt. Call	Aa2	490,787
2,635	5.000%, 9/01/31	9/19 at 100.00	Aa2	2,984,981

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+	2,315,134

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,100	5.000%, 10/01/23	10/22 at 100.00	A1	1,347,049
110	5.000%, 10/01/24	10/22 at 100.00	A1	133,045

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	2,091,444

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA	3,453,955

	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II:
1,000	5.250%, 2/01/19 – AGM Insured	2/15 at 100.00	AA	1,101,010
1,000	5.250%, 2/01/20 – AGM Insured	2/15 at 100.00	AA	1,101,010

11,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	3,788,722

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
400	0.000%, 8/01/35	No Opt. Call	A+	118,372
500	5.375%, 8/01/39	2/20 at 100.00	A+	542,945
5,000	5.500%, 8/01/42	2/20 at 100.00	A+	5,425,900

18,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	3,278,880

400	Riversouth Authority, Ohio, Lazarus Building Redevelopment Bonds, Series 2007A, 5.750%, 12/01/27	12/17 at 100.00	N/R	413,652

	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,400	5.000%, 12/01/23	12/22 at 100.00	AA+	1,744,834
800	5.000%, 12/01/24	12/22 at 100.00	AA+	987,040
121,445	Total Tax Obligation/Limited			105,487,163

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 4.7%

	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
$5,000	5.000%, 1/01/30	1/22 at 100.00	A–	$5,805,150
3,450	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	4,032,498
2,000	5.000%, 1/01/31	1/22 at 100.00	A–	2,325,520

1,000	Columbus Regional Airport Authority, Ohio, Revenue Bonds, Refunding Series 2007, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	A+	1,129,930

	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C:
1,025	5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	1,045,070
1,000	5.350%, 12/01/32 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	1,014,220

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA	13,150,100
23,475	Total Transportation			28,502,488
	U.S. Guaranteed – 14.2% (5)

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	AA+ (5)	5,958,853

3,590	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1 (5)	3,996,819

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	2,457,234

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	A+ (5)	4,187,669

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	BBB+ (5)	1,430,301

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
1,990	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	2,056,904
1,910	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	1,974,214

1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa2 (5)	1,332,611

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A– (5)	1,349,830

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa2 (5)	1,256,720

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa2 (5)	1,136,200

2,140	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2 (5)	2,338,977

1,775	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	N/R (5)	1,923,177

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	Aa1 (5)	1,300,518

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	N/R (5)	1,373,702

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	9/21 at 100.00	Aa3 (5)	5,633,955

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AA– (5)	2,417,946
2,825	5.000%, 12/01/17 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AA– (5)	2,957,012
2,975	5.000%, 12/01/18 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AA– (5)	3,114,022

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$1,650	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (5)	$1,869,698

1,855	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	1,984,665

2,670	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,923,970

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	649,987

	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,000	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,113,320
645	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	718,091

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21 (Pre-refunded 3/15/14)	3/14 at 100.00	AA+ (5)	774,202

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22 (Pre-refunded 2/01/13)	2/13 at 100.00	AA+ (5)	6,104,227

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (5)	1,525,805

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (5)	1,047,560

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	429,460
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	3,280,001

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3 (5)	1,645,816

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM)	No Opt. Call	AA+ (5)	1,380,118

1,000	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Series 2004A, 5.250%, 12/01/17 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (5)	1,073,650

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (5)	3,623,229

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	N/R (5)	1,244,570

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	Aa2 (5)	3,930,471

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa	1,433,767
1,515	5.250%, 12/01/21 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa	1,591,324
82,015	Total U.S. Guaranteed			86,540,595
	Utilities – 7.5%

	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
1,000	5.000%, 2/15/31	2/18 at 100.00	A1	1,143,660
5,000	5.250%, 2/15/43	2/18 at 100.00	A1	5,676,300

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – NPFG Insured	No Opt. Call	A2	1,520,832

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (contiued)

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
$4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A2	$1,848,363
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A2	2,227,040
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A2	2,353,500

1,000	Hamilton, Ohio, Electric System Revenue Bonds, Refunding Series 2002A, 4.300%, 10/15/16 – AGM Insured	10/15 at 101.00	Aa3	1,109,650

1,800	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	No Opt. Call	Baa1	2,095,830

500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Corp. Project, Series 2010A, 3.375%, 7/01/33 (Mandatory put 7/01/15)	No Opt. Call	BBB–	518,455

500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, FirstEnergy Generation Corp. Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	BBB–	604,420

4,400	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	5,340,588

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	1,052,840
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	5,734,545
1,640	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	1,726,658
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1	3,462,946

4,285	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 2.200%, 6/01/33 (Mandatory put 6/01/16)	No Opt. Call	BBB–	4,304,880

400	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.375%, 7/01/23	7/18 at 100.00	BBB+	436,574

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/13 at 100.00	Ba1	4,478,507
50,505	Total Utilities			45,635,588
	Water and Sewer – 7.6%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	Aa3	1,547,779

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3	2,161,739

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA	5,054,849

865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	989,681

	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
1,500	5.000%, 1/01/24	1/22 at 100.00	Aa2	1,884,210
775	5.000%, 1/01/26	1/22 at 100.00	Aa2	951,739
1,000	5.000%, 1/01/27	1/22 at 100.00	Aa2	1,219,770

10,330	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	13,369,603

930	Hamilton County, Ohio, Sewer System Revenue and Improvement Bonds, Metropolitan Sewer District of Greater Cincinnati, Series 2006A, 5.000%, 12/01/26 – NPFG Insured	12/16 at 100.00	AA+	1,063,715

450	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	Aa3	523,472

1,745	Lebanon, Ohio, Waterworks System Revenue Bonds, Improvement and Refunding Series 2012, 5.000%, 12/01/31	12/21 at 100.00	Aa3	2,084,647

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$5,590	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	$5,960,729

	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006:
1,755	5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	2,027,885
80	4.750%, 12/01/46 – SYNCORA GTY Insured	12/16 at 100.00	A–	85,334

700	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Series 2007, 4.500%, 11/15/37 – NPFG Insured	5/17 at 100.00	AA+	745,759

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	112,622

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,712,681
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,793,554

200	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2010A, 5.000%, 6/01/30	12/19 at 100.00	AAA	245,546

2,060	Springboro, Ohio, Sewer System Mortgage Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/27	6/22 at 100.00	Aa3	2,519,543
38,440	Total Water and Sewer			46,054,857
$576,625	Total Investments (cost $539,285,481) – 98.6%			600,128,554
	Other Assets Less Liabilities – 1.4%			8,525,751
	Net Assets – 100%			$608,654,305

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

68	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Wisconsin Municipal Bond Fund

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.1%

$1,025	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/20 at 100.00	BBB	$1,026,158

240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	287,011
1,265	Total Consumer Staples			1,313,169
	Education and Civic Organizations – 7.4%

500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Milirary Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	576,235

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,222,220
500	5.000%, 10/01/27	10/19 at 100.00	AAA	603,080
300	5.000%, 10/01/28	10/19 at 100.00	AAA	360,948
2,250	5.000%, 10/01/34	10/19 at 100.00	AAA	2,639,183

1,300	Milwaukee Redevelopment Authority, Wisconsin, Revenue Bonds, Milwaukee School of Engineering Project, Series 2012, 4.100%, 4/01/32 – AGM Insured	4/22 at 100.00	Aa3	1,389,726

550	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012, 5.000%, 10/01/42 (WI/DD, Settling 12/18/12)	No Opt. Call	Baa2	559,719

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	A–	1,153,410

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	252,010
7,650	Total Education and Civic Organizations			8,756,531
	Health Care – 17.2%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,300,363
2,550	5.875%, 2/15/39	2/19 at 100.00	A3	2,936,606

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,747,545

1,205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/28	7/21 at 100.00	A3	1,381,484

1,230	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	1,266,728

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 17.961%, 4/01/17 (IF) (4)	No Opt. Call	AA–	1,498,880

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,143,550

665	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Howard Young Health Care, Inc., Refunding Series 2012, 5.000%, 8/15/22	No Opt. Call	A–	752,733

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	A–	1,058,720

890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	987,241

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen Wisconsin Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A+	$1,205,310

1,350	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	1,541,066

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	AA–	1,129,510

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/19	8/16 at 100.00	A–	2,280,220
17,540	Total Health Care			20,229,956
	Housing/Multifamily – 2.6%

1,880	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	2,087,834

970	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	1,007,132
2,850	Total Housing/Multifamily			3,094,966
	Housing/Single Family – 3.4%

1,500	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin – Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	1,568,520

20	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	3/13 at 100.00	N/R	20,064

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/15 at 100.00	AA	1,034,150
1,375	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,421,956
3,895	Total Housing/Single Family			4,044,690
	Long-Term Care – 0.9%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,102,730
	Materials – 1.2%

1,235	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,423,535
	Tax Obligation/General – 1.0%

95	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	5/13 at 100.00	B+	95,104

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.125%, 7/01/37	7/22 at 100.00	Baa1	1,023,540
1,095	Total Tax Obligation/General			1,118,644
	Tax Obligation/Limited – 39.1%

650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	725,602

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,102,280

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,113,100
500	3.700%, 9/01/21	9/18 at 100.00	A1	546,135

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2012:
$180	2.000%, 9/01/13	No Opt. Call	A1	$181,910
100	1.850%, 9/01/18	No Opt. Call	A1	102,088
500	2.750%, 9/01/22	9/20 at 100.00	A1	522,035

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	A	1,154,990
440	5.125%, 1/01/42	1/22 at 100.00	A	503,140

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	2/13 at 100.00	Aa2	962,467

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A1	719,233

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	2/13 at 100.00	Aa3	2,007,280

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,418,612

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	293,794

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	A1	1,608,405

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
500	4.625%, 12/01/28	12/18 at 100.00	A1	563,965
1,000	4.750%, 12/01/32	12/18 at 100.00	A1	1,117,310

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,938,625

500	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	BBB+	506,935

1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	Baa1	1,237,716

1,400	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2006, 5.000%, 7/01/46	7/16 at 100.00	BBB+	1,404,088

1,280	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2011S, 6.000%, 7/01/41	7/21 at 100.00	Baa1	1,403,494

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,135,730

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,085,180

1,325	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	1,528,229

6,615	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,131,430

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1	440,880
300	4.350%, 3/01/22	3/17 at 100.00	A1	325,902
280	4.500%, 3/01/24	3/17 at 100.00	A1	302,509
520	4.600%, 3/01/27	3/17 at 100.00	A1	561,704

1,770	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–	2,414,687

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R	1,300,532

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen Wisconsin Municipal Bond Fund (continued)

November 30, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1	$1,436,074

1,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB+	1,687,800

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,276,664

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1	1,063,790

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1	1,072,350

380	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22	3/13 at 100.00	N/R	382,109

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,985	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA–	3,596,354
765	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA–	919,216

2,035	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA–	1,204,700
48,005	Total Tax Obligation/Limited			45,999,044
	Transportation – 2.1%

1,000	Public Finance Authority, Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,022,120

1,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,077,890

355	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	396,020
2,355	Total Transportation			2,496,030
	U.S. Guaranteed – 7.4% (5)

1,300	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A, 5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	A1 (5)	1,341,834

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27 (Pre-refunded 10/01/13)	10/13 at 100.00	A1 (5)	1,038,040

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
900	5.500%, 12/15/18 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,139,220
900	5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,164,789
2,220	5.500%, 12/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	2,915,681

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (5)	1,075,620
7,320	Total U.S. Guaranteed			8,675,184
	Utilities – 9.9%

2,150	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA–	2,495,935

2,250	Kaukauna, Wisconsin, Electric Revenue Bonds, Series 2012A, 5.000%, 12/15/35 – AGM Insured	12/22 at 100.00	AA–	2,579,828

1,310	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	BBB+	1,495,732

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,060	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	BBB+	$1,206,132

1,265	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	1,310,135

1,150	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32 (WI/DD, Settling 12/04/12)	No Opt. Call	A3	1,274,948

1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/25	7/17 at 100.00	Baa3	1,278,768
10,385	Total Utilities			11,641,478
	Water and Sewer – 2.7%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,066,290

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,060,400

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.750%, 7/01/37	7/22 at 100.00	Baa2	1,063,960
3,000	Total Water and Sewer			3,190,650
$107,595	Total Investments (cost $102,709,880) – 96.0%			113,086,607
	Other Assets Less Liabilities – 4.0%			4,653,675
	Net Assets – 100%			$117,740,282

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Assets and Liabilities (Unaudited)

November 30, 2012

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $225,229,634, $420,381,036, $191,266,807, $436,227,293, $539,285,481 and $102,709,880, respectively)	$248,106,886	$464,519,999	$213,006,944	$481,268,937	$600,128,554	$113,086,607
Cash	7,336,917	1,955,551	2,981,725	1,479,665	7,372,868	5,084,957
Receivables:
Interest	3,089,233	5,830,593	2,139,108	5,999,244	10,452,943	1,635,433
Investments sold	8,555,901	3,651,714	4,305,052	3,968,211	4,431,018	203,121
Shares sold	1,555,400	963,152	2,557,547	997,038	2,426,922	710,066
Other assets	807	60,763	32,785	24,230	74,566	368
Total assets	268,645,144	476,981,772	225,023,161	493,737,325	624,886,871	120,720,552
Liabilities
Floating rate obligations	9,420,000	5,650,000	—	2,225,000	—	—
Payables:
Dividends	177,957	254,440	181,340	270,621	677,531	92,576
Investments purchased	7,273,041	2,575,000	3,859,741	4,925,336	13,978,585	1,813,190
Shares redeemed	497,818	619,413	705,763	2,288,741	980,979	969,433
Accrued expenses:
Management fees	103,055	191,013	90,644	201,429	264,279	49,191
Trustees fees	852	60,817	32,800	24,290	74,646	391
12b-1 distribution and service fees	65,252	105,251	45,732	65,298	103,967	20,519
Other	59,789	105,560	63,745	120,725	152,579	34,970
Total liabilities	17,597,764	9,561,494	4,979,765	10,121,440	16,232,566	2,980,270
Net assets	$251,047,380	$467,420,278	$220,043,396	$483,615,885	$608,654,305	$117,740,282
Class A Shares
Net assets	$170,114,424	$373,501,613	$158,492,845	$252,585,095	$340,563,182	$59,414,267
Shares outstanding	14,715,825	32,124,017	13,098,441	21,387,582	28,253,681	5,214,334
Net asset value per share	$11.56	$11.63	$12.10	$11.81	$12.05	$11.39
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$12.07	$12.14	$12.63	$12.33	$12.58	$11.89
Class B Shares
Net assets	N/A	$1,174,702	N/A	$450,009	$1,883,363	N/A
Shares outstanding	N/A	101,021	N/A	38,021	156,701	N/A
Net asset value and offering price per share	N/A	$11.63	N/A	$11.84	$12.02	N/A
Class C Shares
Net assets	$63,289,624	$72,094,075	$33,171,424	$36,907,513	$77,780,294	$18,318,459
Shares outstanding	5,481,749	6,200,463	2,744,651	3,131,327	6,477,335	1,606,337
Net asset value and offering price per share	$11.55	$11.63	$12.09	$11.79	$12.01	$11.40
Class I Shares
Net assets	$17,643,332	$20,649,888	$28,379,127	$193,673,268	$188,427,466	$40,007,556
Shares outstanding	1,519,695	1,775,660	2,346,677	16,401,904	15,678,779	3,501,327
Net asset value and offering price per share	$11.61	$11.63	$12.09	$11.81	$12.02	$11.43
Net assets consist of:
Capital paid-in	$225,868,643	$426,933,049	$198,320,994	$438,463,889	$548,378,647	$107,462,716
Undistributed (Over-distribution of) net investment income	339,031	(48,809)	507,265	931,653	1,919,293	238,575
Accumulated net realized gain (loss)	1,962,454	(3,602,925)	(525,000)	(821,301)	(2,486,708)	(337,736)
Net unrealized appreciation (depreciation)	22,877,252	44,138,963	21,740,137	45,041,644	60,843,073	10,376,727
Net assets	$251,047,380	$467,420,278	$220,043,396	$483,615,885	$608,654,305	$117,740,282
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A –	Kansas, Michigan and Wisconsin do not offer Class B Shares.

See accompanying notes to financial statements.

74	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2012

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$5,055,255	$10,311,672	$4,930,013	$10,986,232	$13,480,751	$2,366,416
Expenses
Management fees	595,399	1,139,541	543,223	1,200,180	1,461,434	275,647
12b-1 service fees – Class A	158,208	364,290	154,880	242,803	327,063	54,956
12b-1 distribution and service fees – Class B	N/A	6,205	N/A	2,443	9,286	N/A
12b-1 distribution and service fees – Class C	213,920	253,470	117,820	131,365	272,936	57,221
Shareholder servicing agent fees and expenses	43,739	73,497	41,311	99,476	122,276	23,503
Interest expense	32,273	18,791	—	3,942	—	—
Custodian fees and expenses	18,904	35,101	17,710	44,411	49,573	9,988
Trustees fees and expenses	3,210	6,349	2,973	6,986	8,280	1,448
Professional fees	23,034	36,769	23,729	33,721	42,811	16,658
Shareholder reporting expenses	11,309	20,404	11,149	15,163	28,916	5,855
Federal and state registration fees	3,242	7,393	5,678	—	13,404	6,848
Other expenses	3,525	6,400	3,609	3,918	8,684	1,982
Total expenses before custodian fee credit	1,106,763	1,968,210	922,082	1,784,408	2,344,663	454,106
Custodian fee credit	(1,920)	(3,501)	(714)	(1,450)	(4,152)	(1,764)
Net expenses	1,104,843	1,964,709	921,368	1,782,958	2,340,511	452,342
Net investment income (loss)	3,950,412	8,346,963	4,008,645	9,203,274	11,140,240	1,914,074
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	187,733	105,461	1,441,080	205,785	208,905	73,762
Change in net unrealized appreciation (depreciation) of investments	7,191,909	8,852,679	4,390,212	12,440,604	17,677,829	2,915,373
Net realized and unrealized gain (loss)	7,379,642	8,958,140	5,831,292	12,646,389	17,886,734	2,989,135
Net increase (decrease) in net assets from operations	$11,330,054	$17,305,103	$9,839,937	$21,849,663	$29,026,974	$4,903,209

N/A –	Kansas, Michigan and Wisconsin do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Changes in Net Assets (Unaudited)

	Kansas		Kentucky
	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$3,950,412	$7,378,488	$8,346,963	$16,866,846
Net realized gain (loss) from investments	187,733	3,170,557	105,461	628,279
Change in net unrealized appreciation (depreciation) of investments	7,191,909	11,261,319	8,852,679	26,013,734
Net increase (decrease) in net assets from operations	11,330,054	21,810,364	17,305,103	43,508,859
Distributions to Shareholders
From net investment income:
Class A	(2,856,764)	(5,265,199)	(6,901,902)	(14,181,181)
Class B	N/A	N/A	(19,976)	(66,648)
Class C	(879,780)	(1,467,755)	(1,102,530)	(2,042,205)
Class I	(309,532)	(475,234)	(352,445)	(573,751)
Decrease in net assets from distributions to shareholders	(4,046,076)	(7,208,188)	(8,376,853)	(16,863,785)
Fund Share Transactions
Shares issued in the Reorganization (1)	—	—	—	—
Proceeds from sale of shares	32,019,931	47,176,523	28,740,193	43,701,109
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,922,759	4,899,727	6,149,524	11,128,791
	34,942,690	52,076,250	34,889,717	54,829,900
Cost of shares redeemed	(9,332,021)	(19,562,372)	(17,351,337)	(40,582,088)
Net increase (decrease) in net assets from Fund share transactions	25,610,669	32,513,878	17,538,380	14,247,812
Net increase (decrease) in net assets	32,894,647	47,116,054	26,466,630	40,892,886
Net assets at the beginning of period	218,152,733	171,036,679	440,953,648	400,060,762
Net assets at the end of period	$251,047,380	$218,152,733	$467,420,278	$440,953,648
Undistributed (Over-distribution of) net investment income at the end of period	$339,031	$434,695	$(48,809)	$(18,919)

N/A –	Kansas does not offer Class B Shares. Class B Shares of Kansas converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(1) –	Refer to Footnote 8 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

76	Nuveen Investments

	Michigan		Missouri
	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$4,008,645	$8,184,910	$9,203,274	$12,073,762
Net realized gain (loss) from investments	1,441,080	1,038,140	205,785	241,154
Change in net unrealized appreciation (depreciation) of investments	4,390,212	10,616,833	12,440,604	19,118,899
Net increase (decrease) in net assets from operations	9,839,937	19,839,883	21,849,663	31,433,815
Distributions to Shareholders
From net investment income:
Class A	(2,927,974)	(5,939,900)	(4,771,800)	(8,634,006)
Class B	N/A	N/A	(7,123)	(28,063)
Class C	(515,100)	(1,001,466)	(598,605)	(1,088,082)
Class I	(491,182)	(866,554)	(3,904,567)	(2,173,436)
Decrease in net assets from distributions to shareholders	(3,934,256)	(7,807,920)	(9,282,095)	(11,923,587)
Fund Share Transactions
Share issued in the Reorganization (1)	—	—	—	176,817,906
Proceeds from sale of shares	16,084,617	19,160,143	39,280,162	74,290,341
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,695,840	4,341,983	7,129,993	6,810,577
	18,780,457	23,502,126	46,410,155	257,918,824
Cost of shares redeemed	(12,126,294)	(26,112,242)	(30,423,337)	(49,400,901)
Net increase (decrease) in net assets from Fund share transactions	6,654,163	(2,610,116)	15,986,818	208,517,923
Net increase (decrease) in net assets	12,559,844	9,421,847	28,554,386	228,028,151
Net assets at the beginning of period	207,483,552	198,061,705	455,061,499	227,033,348
Net assets at the end of period	$220,043,396	$207,483,552	$483,615,885	$455,061,499
Undistributed (Over-distribution of) net investment income at the end of period	$507,265	$432,876	$931,653	$1,010,474

N/A –	Michigan does not offer Class B Shares. Class B Shares of Michigan converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(1) –	Refer to Footnote 8 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of Changes in Net Assets (Unaudited) (continued)

	Ohio		Wisconsin
	Six Months Ended 11/30/12	Year Ended 5/31/12	Six Months Ended 11/30/12	Year Ended 5/31/12
Operations
Net investment income (loss)	$11,140,240	$20,936,742	$1,914,074	$3,326,276
Net realized gain (loss) from investments	208,905	2,692,800	73,762	77,544
Change in net unrealized appreciation (depreciation) of investments	17,677,829	26,443,568	2,915,373	5,971,539
Net increase (decrease) in net assets from operations	29,026,974	50,073,110	4,903,209	9,375,359
Distributions to Shareholders
From net investment income:
Class A	(6,435,433)	(12,572,284)	(979,842)	(1,756,455)
Class B	(31,673)	(78,365)	N/A	N/A
Class C	(1,237,961)	(2,326,719)	(230,096)	(331,505)
Class I	(3,691,144)	(5,430,554)	(675,287)	(1,052,887)
Decrease in net assets from distributions to shareholders	(11,396,211)	(20,407,922)	(1,885,225)	(3,140,847)
Fund Share Transactions
Shares issued in the Reorganization (1)	—	54,288,873	—	—
Proceeds from sale of shares	54,821,655	52,236,670	24,111,417	32,770,206
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,254,424	12,405,593	1,411,912	2,118,693
	62,076,079	118,931,136	25,523,329	34,888,899
Cost of shares redeemed	(27,851,962)	(57,129,774)	(7,248,109)	(17,666,169)
Net increase (decrease) in net assets from Fund share transactions	34,224,117	61,801,362	18,275,220	17,222,730
Net increase (decrease) in net assets	51,854,880	91,466,550	21,293,204	23,457,242
Net assets at the beginning of period	556,799,425	465,332,875	96,447,078	72,989,836
Net assets at the end of period	$608,654,305	$556,799,425	$117,740,282	$96,447,078
Undistributed (Over-distribution of) net investment income at the end of period	$1,919,293	$2,175,264	$238,575	$209,726

N/A –	Wisconsin does not offer Class B Shares. Class B Shares of Wisconsin converted to Class A Shares at the close of business on February 15, 2012 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(1) –	Refer to Footnote 8 – Fund Reorganizations for further details.

See accompanying notes to financial statements.

78	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	79

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (1/92)
2013(f)	$11.21	$.20	$.36	$.56	$(.21)	$—	$(.21)	$11.56	5.00%
2012	10.37	.44	.83	1.27	(.43)	—	(.43)	11.21	12.43
2011	10.48	.43	(.11)	.32	(.43)	—	(.43)	10.37	3.10
2010	10.03	.44	.44	.88	(.43)	—	(.43)	10.48	8.67
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03	2.62
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70
Class C (2/97)
2013(f)	11.20	.17	.36	.53	(.18)	—	(.18)	11.55	4.73
2012	10.36	.37	.84	1.21	(.37)	—	(.37)	11.20	11.86
2011	10.48	.37	(.12)	.25	(.37)	—	(.37)	10.36	2.47
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48	8.10
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17
Class I (2/97)
2013(f)	11.26	.21	.36	.57	(.22)	—	(.22)	11.61	5.09
2012	10.42	.46	.83	1.29	(.45)	—	(.45)	11.26	12.62
2011	10.53	.45	(.11)	.34	(.45)	—	(.45)	10.42	3.32
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53	8.96
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83

80	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$170,114	.84	%*	.81	%*	3.53	%*	6%
151,334	.86		.83		4.03		36
122,629	.83		.82		4.12		16
120,162	.84		.84		4.27		18
110,130	.85		.85		4.38		13
94,259	.87		.87		4.12		16

63,290	1.39	*	1.36	*	2.98	*	6
52,451	1.40		1.37		3.47		36
36,864	1.38		1.37		3.58		16
33,948	1.39		1.39		3.71		18
25,570	1.40		1.40		3.83		13
21,090	1.42		1.42		3.57		16

17,643	.64	*	.61	*	3.73	*	6
14,368	.65		.62		4.22		36
10,648	.63		.62		4.29		16
7,960	.64		.64		4.47		18
5,069	.65		.65		4.58		13
4,293	.67		.67		4.31		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/87)
2013(f)	$11.40	$.22	$.23	$.45	$(.22)	$—	$(.22)	$11.63	3.97%
2012	10.69	.46	.70	1.16	(.45)	—	(.45)	11.40	11.10
2011	10.85	.46	(.18)	.28	(.44)	—	(.44)	10.69	2.68
2010	10.39	.44	.46	.90	(.44)	— *	(.44)	10.85	8.81
2009	10.78	.44	(.32)	.12	(.44)	(.07)	(.51)	10.39	1.33
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63
Class B (2/97)
2013(f)	11.41	.17	.23	.40	(.18)	—	(.18)	11.63	3.59
2012	10.70	.37	.71	1.08	(.37)	—	(.37)	11.41	10.20
2011	10.85	.38	(.16)	.22	(.37)	—	(.37)	10.70	2.03
2010	10.40	.36	.45	.81	(.36)	— *	(.36)	10.85	7.91
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85
Class C (10/93)
2013(f)	11.40	.18	.24	.42	(.19)	—	(.19)	11.63	3.70
2012	10.70	.39	.71	1.10	(.40)	—	(.40)	11.40	10.44
2011	10.85	.40	(.16)	.24	(.39)	—	(.39)	10.70	2.22
2010	10.39	.38	.46	.84	(.38)	— *	(.38)	10.85	8.20
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15
Class I (2/97)
2013(f)	11.40	.23	.23	.46	(.23)	—	(.23)	11.63	4.08
2012	10.70	.48	.70	1.18	(.48)	—	(.48)	11.40	11.24
2011	10.85	.48	(.16)	.32	(.47)	—	(.47)	10.70	3.01
2010	10.39	.47	.45	.92	(.46)	— *	(.46)	10.85	9.00
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90

82	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$373,502	.80	%**	.79	%**	3.78	%**	4%
360,084	.80		.80		4.12		16
334,809	.80		.80		4.26		7
376,621	.81		.81		4.15		9
346,849	.85		.82		4.28		19
362,734	.89		.83		4.04		8

1,175	1.55	**	1.54	**	3.04	**	4
1,499	1.55		1.55		3.38		16
2,465	1.55		1.55		3.49		7
5,119	1.56		1.56		3.40		9
7,289	1.60		1.57		3.52		19
9,685	1.64		1.58		3.29		8

72,094	1.35	**	1.34	**	3.22	**	4
63,378	1.35		1.35		3.56		16
51,820	1.35		1.35		3.71		7
55,515	1.36		1.36		3.59		9
47,428	1.40		1.37		3.73		19
46,588	1.44		1.38		3.49		8

20,650	.60	**	.59	**	3.97	**	4
15,992	.60		.60		4.30		16
10,967	.60		.60		4.46		7
7,453	.61		.61		4.35		9
3,394	.65		.62		4.48		19
2,891	.69		.63		4.24		8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the six months ended November 30, 2012.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2013(f)	$11.77	$.23	$.33	$.56	$(.23)	$—	$(.23)	$12.10	4.76%
2012	11.08	.47	.67	1.14	(.45)	—	(.45)	11.77	10.48
2011	11.19	.47	(.12)	.35	(.46)	—	(.46)	11.08	3.16
2010	10.83	.46	.36	.82	(.46)	—	(.46)	11.19	7.73
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83	1.59
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17
Class C (6/93)
2013(f)	11.76	.20	.33	.53	(.20)	—	(.20)	12.09	4.50
2012	11.08	.41	.66	1.07	(.39)	—	(.39)	11.76	9.81
2011	11.18	.41	(.11)	.30	(.40)	—	(.40)	11.08	2.70
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18	7.05
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67
Class I (2/97)
2013(f)	11.76	.24	.33	.57	(.24)	—	(.24)	12.09	4.87
2012	11.08	.49	.66	1.15	(.47)	—	(.47)	11.76	10.59
2011	11.18	.49	(.11)	.38	(.48)	—	(.48)	11.08	3.46
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18	7.87
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39

84	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$158,493	.82	%*	.82	%*	3.86	%*	10%
153,467	.84		.84		4.12		12
148,020	.84		.84		4.22		6
159,191	.85		.85		4.18		11
151,852	.86		.86		4.45		9
159,696	.86		.85		4.14		14

33,171	1.37	*	1.37	*	3.31	*	10
30,129	1.38		1.38		3.58		12
29,681	1.39		1.39		3.67		6
30,655	1.40		1.40		3.63		11
32,068	1.41		1.41		3.90		9
35,814	1.41		1.40		3.59		14

28,379	.62	*	.62	*	4.06	*	10
23,887	.63		.63		4.32		12
19,397	.64		.64		4.42		6
19,888	.65		.65		4.38		11
18,297	.66		.66		4.65		9
19,100	.66		.65		4.34		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/87)
2013(f)	$11.50	$.23	$.31	$.54	$(.23)	$—	$(.23)	$11.81	4.73%
2012	10.70	.48	.79	1.27	(.47)	—	(.47)	11.50	12.08
2011	10.82	.48	(.13)	.35	(.47)	—	(.47)	10.70	3.30
2010	10.14	.48	.66	1.14	(.46)	—	(.46)	10.82	11.49
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14	(.52)
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59
Class B (2/97)
2013(f)	11.51	.18	.34	.52	(.19)	—	(.19)	11.84	4.53
2012	10.71	.40	.79	1.19	(.39)	—	(.39)	11.51	11.24
2011	10.83	.40	(.13)	.27	(.39)	—	(.39)	10.71	2.55
2010	10.15	.40	.67	1.07	(.39)	—	(.39)	10.83	10.69
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81
Class C (2/94)
2013(f)	11.48	.19	.32	.51	(.20)	—	(.20)	11.79	4.47
2012	10.68	.41	.80	1.21	(.41)	—	(.41)	11.48	11.50
2011	10.80	.42	(.13)	.29	(.41)	—	(.41)	10.68	2.74
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80	10.83
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03
Class I (2/97)
2013(f)	11.50	.24	.31	.55	(.24)	—	(.24)	11.81	4.84
2012	10.70	.48	.81	1.29	(.49)	—	(.49)	11.50	12.28
2011	10.82	.50	(.13)	.37	(.49)	—	(.49)	10.70	3.52
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82	11.74
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81

86	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$252,585	.80	%*	.80	%*	3.90	%*	4%
233,521	.83		.83		4.28		8
187,844	.82		.82		4.48		6
196,974	.83		.83		4.52		6
183,868	.86		.84		4.68		12
195,691	.87		.84		4.16		14

450	1.55	*	1.55	*	3.15	*	4
546	1.57		1.57		3.58		8
1,117	1.57		1.57		3.71		6
2,439	1.58		1.58		3.79		6
3,533	1.61		1.59		3.90		12
5,785	1.62		1.59		3.41		14

36,908	1.35	*	1.35	*	3.35	*	4
33,690	1.38		1.38		3.73		8
26,958	1.37		1.37		3.93		6
26,957	1.38		1.38		3.97		6
22,120	1.41		1.39		4.13		12
21,541	1.42		1.39		3.61		14

193,673	.60	*	.60	*	4.10	*	4
187,304	.63		.63		4.34		8
11,115	.62		.62		4.67		6
9,235	.63		.63		4.72		6
6,224	.67		.65		4.90		12
2,657	.68		.65		4.36		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2013(f)	$11.70	$.23	$.35	$.58	$(.23)	$—	$(.23)	$12.05	5.03%
2012	11.01	.49	.67	1.16	(.47)	—	(.47)	11.70	10.77
2011	11.18	.48	(.18)	.30	(.47)	—	(.47)	11.01	2.75
2010	10.77	.48	.39	.87	(.46)	—	(.46)	11.18	8.18
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77	2.75
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47
Class B (2/97)
2013(f)	11.67	.18	.36	.54	(.19)	—	(.19)	12.02	4.68
2012	10.98	.40	.68	1.08	(.39)	—	(.39)	11.67	10.00
2011	11.16	.40	(.19)	.21	(.39)	—	(.39)	10.98	1.90
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16	7.41
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61
Class C (8/93)
2013(f)	11.65	.19	.37	.56	(.20)	—	(.20)	12.01	4.86
2012	10.97	.42	.67	1.09	(.41)	—	(.41)	11.65	10.13
2011	11.15	.42	(.19)	.23	(.41)	—	(.41)	10.97	2.11
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15	7.62
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93
Class I (2/97)
2013(f)	11.66	.24	.37	.61	(.25)	—	(.25)	12.02	5.25
2012	10.98	.51	.67	1.18	(.50)	—	(.50)	11.66	10.94
2011	11.15	.51	(.19)	.32	(.49)	—	(.49)	10.98	2.98
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15	8.33
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60

88	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$340,563	.80	%*	.80	%*	3.85	%*	3%
317,442	.82		.82		4.28		13
292,694	.82		.82		4.40		10
330,410	.82		.82		4.33		10
321,253	.84		.84		4.40		9
338,770	.93		.84		4.16		20

1,883	1.55	*	1.55	*	3.11	*	3
2,065	1.57		1.57		3.55		13
2,821	1.57		1.57		3.64		10
5,034	1.58		1.58		3.58		10
7,790	1.58		1.58		3.64		9
11,577	1.67		1.58		3.42		20

77,780	1.35	*	1.35	*	3.30	*	3
68,344	1.37		1.37		3.73		13
60,016	1.37		1.37		3.85		10
63,181	1.37		1.37		3.78		10
52,693	1.39		1.39		3.85		9
50,642	1.48		1.39		3.61		20

188,427	.60	*	.60	*	4.05	*	3
168,949	.62		.62		4.48		13
109,802	.62		.62		4.60		10
115,162	.62		.62		4.54		10
109,553	.64		.64		4.60		9
116,718	.73		.64		4.36		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/94)
2013(f)	$11.09	$.20	$.30	$.50	$(.20)	$—	$(.20)	$11.39	4.55%
2012	10.28	.43	.78	1.21	(.40)	—	(.40)	11.09	11.96
2011	10.39	.39	(.12)	.27	(.38)	—	(.38)	10.28	2.71
2010	9.95	.38	.44	.82	(.38)	—	(.38)	10.39	8.42
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95	2.61
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51
Class C (2/97)
2013(f)	11.10	.17	.30	.47	(.17)	—	(.17)	11.40	4.27
2012	10.30	.36	.78	1.14	(.34)	—	(.34)	11.10	11.27
2011	10.41	.33	(.11)	.22	(.33)	—	(.33)	10.30	2.17
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41	7.94
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96
Class I (2/97)
2013(f)	11.12	.21	.31	.52	(.21)	—	(.21)	11.43	4.74
2012	10.31	.44	.79	1.23	(.42)	—	(.42)	11.12	12.16
2011	10.42	.42	(.12)	.30	(.41)	—	(.41)	10.31	2.92
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42	8.73
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64

90	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$59,414	.85	%*	.85	%*	3.62	%*	1%
51,124	.87		.87		3.94		19
45,101	.87		.87		3.81		14
50,270	.90		.90		3.75		6
46,933	.89		.89		4.02		12
50,640	.88		.88		3.72		3

18,318	1.39	*	1.39	*	3.06	*	1
12,542	1.41		1.41		3.38		19
9,105	1.42		1.42		3.26		14
9,329	1.45		1.45		3.19		6
6,907	1.44		1.44		3.46		12
6,512	1.43		1.43		3.17		3

40,008	.65	*	.65	*	3.82	*	1
32,782	.66		.66		4.13		19
18,236	.67		.67		4.14		14
2,605	.70		.70		3.94		6
1,573	.69		.69		4.20		12
1,506	.68		.68		3.92		3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	For the six months ended November 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	91

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Kansas and Wisconsin). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/

92	Nuveen Investments

delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2012, Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin had outstanding when-issued/delayed delivery purchase commitments of $7,273,040, $2,575,000, $3,859,741, $4,913,663, $13,978,585 and $1,813,190, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Kansas, Michigan and Wisconsin do not offer Class B Shares. Kentucky, Missouri and Ohio will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At November 30, 2012, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure	$5,250,000	$15,000,000	$3,150,000	$—	$4,830,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended November 30, 2012, were as follows:

	Kansas	Kentucky	Missouri
Average floating rate obligations outstanding	$9,420,000	$5,650,000	$2,225,000
Average annual interest rate and fees	0.68%	0.66%	0.35%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

94	Nuveen Investments

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered heirarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Kansas	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$244,706,512	$—	$244,706,512
Short-Term Investments*:
Municipal Bonds	—	3,400,374	—	3,400,374
Total	$—	$248,106,886	$—	$248,106,886

Kentucky	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$464,519,999	$—	$464,519,999

Michigan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$213,006,944	$—	$213,006,944

Missouri	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$481,268,937	$—	$481,268,937

Ohio	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$600,128,554	$—	$600,128,554

Wisconsin	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$113,086,607	$—	$113,086,607
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,614,541	$18,343,264	2,382,416	$25,954,110
Class A – automatic conversion of Class B Shares	—	—	45,433	504,079
Class B (1)	—	—	2,191	23,086
Class C	918,992	10,410,259	1,343,252	14,592,447
Class I	287,939	3,266,408	555,842	6,102,801
Shares issued to shareholders due to reinvestment of distributions:
Class A	186,396	2,118,980	342,330	3,704,264
Class B	N/A	N/A	1,536	16,214
Class C	54,360	617,401	87,999	952,085
Class I	16,322	186,378	20,855	227,164
	3,078,550	34,942,690	4,781,854	52,076,250
Shares redeemed:
Class A	(585,785)	(6,647,515)	(1,091,581)	(11,828,292)
Class B (1)	—	—	(44,956)	(489,369)
Class B – automatic conversion to Class A Shares	—	—	(45,846)	(504,079)
Class C	(175,975)	(1,990,493)	(303,465)	(3,266,047)
Class I	(60,905)	(694,013)	(322,533)	(3,474,585)
	(822,665)	(9,332,021)	(1,808,381)	(19,562,372)
Net increase (decrease)	2,255,885	$25,610,669	2,973,473	$32,513,878

(1)	Kansas does not offer Class B Shares. Class B Shares of Kansas converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

96	Nuveen Investments

	Kentucky
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,355,100	$15,531,218	2,371,170	$26,346,859
Class A – automatic conversion of Class B Shares	2,503	28,578	67,832	750,886
Class B	—	—	389	4,292
Class C	703,442	8,053,041	945,220	10,490,733
Class I	447,807	5,126,327	549,539	6,108,339
Shares issued to shareholders due to reinvestment of distributions:
Class A	441,123	5,063,438	846,254	9,375,162
Class B	1,572	18,023	4,564	50,471
Class C	71,191	817,138	127,008	1,408,460
Class I	21,941	251,954	26,522	294,698
	3,044,679	34,889,717	4,938,498	54,829,900
Shares redeemed:
Class A	(1,256,007)	(14,377,707)	(3,011,874)	(33,272,048)
Class B	(29,486)	(337,211)	(36,064)	(396,032)
Class B – automatic conversion to Class A Shares	(2,503)	(28,578)	(67,810)	(750,886)
Class C	(131,789)	(1,510,379)	(357,390)	(3,959,122)
Class I	(96,394)	(1,097,462)	(198,867)	(2,204,000)
	(1,516,179)	(17,351,337)	(3,672,005)	(40,582,088)
Net increase (decrease)	1,528,500	$17,538,380	1,266,493	$14,247,812

	Michigan
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	717,342	$8,525,082	917,339	$10,495,117
Class A – automatic conversion of Class B Shares	—	—	64,230	739,735
Class B (1)	—	—	180	2,045
Class C	280,940	3,340,905	254,078	2,912,982
Class I	351,435	4,218,630	435,709	5,010,264
Shares issued to shareholders due to reinvestment of distributions:
Class A	173,992	2,071,782	289,643	3,318,158
Class B	N/A	N/A	666	7,549
Class C	22,644	269,204	39,702	454,560
Class I	29,814	354,854	49,039	561,716
	1,576,167	18,780,457	2,050,586	23,502,126
Shares redeemed:
Class A	(834,322)	(9,901,915)	(1,584,843)	(18,120,037)
Class B (1)	—	—	(23,556)	(268,908)
Class B – automatic conversion to Class A Shares	—	—	(64,132)	(739,735)
Class C	(121,647)	(1,445,634)	(410,780)	(4,655,846)
Class I	(65,536)	(778,745)	(204,937)	(2,327,716)
	(1,021,505)	(12,126,294)	(2,288,248)	(26,112,242)
Net increase (decrease)	554,662	$6,654,163	(237,662)	$(2,610,116)

(1)	Michigan does not offer Class B Shares. Class B Shares of Michigan converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

	Missouri
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization (1):
Class A	—	$—	2,347,227	$26,692,203
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	13,203,086	150,125,703
Shares sold:
Class A	1,602,355	18,568,608	3,235,606	36,069,843
Class A – automatic conversion of Class B Shares	5,474	63,715	33,272	367,252
Class B	—	—	98	1,090
Class C	358,147	4,148,875	612,475	6,852,081
Class I	1,421,389	16,498,526	2,729,020	31,000,075
Shares issued to shareholders due to reinvestment of distributions:
Class A	309,348	3,595,189	522,907	5,835,803
Class B	571	6,740	2,207	24,465
Class C	35,088	407,069	56,805	633,613
Class I	267,992	3,121,433	28,238	316,696
	4,000,364	46,410,155	22,770,941	257,918,824
Shares redeemed:
Class A	(837,167)	(9,712,408)	(3,388,284)	(37,862,489)
Class B	(4,564)	(51,396)	(25,907)	(286,251)
Class B – automatic conversion to Class A Shares	(5,460)	(63,715)	(33,243)	(367,252)
Class C	(196,948)	(2,283,039)	(257,896)	(2,872,792)
Class I	(1,578,152)	(18,312,779)	(708,877)	(8,012,117)
	(2,622,291)	(30,423,337)	(4,414,207)	(49,400,901)
Net increase (decrease)	1,378,073	$15,986,818	18,356,734	$208,517,923

	Ohio
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares issued in the Reorganization (1):
Class A	—	$—	351,397	$4,072,374
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	4,345,610	50,216,498
Shares sold:
Class A	2,193,132	25,899,923	2,736,123	31,191,510
Class A – automatic conversion of Class B Shares	133	1,578	34,397	384,024
Class B	—	—	328	3,699
Class C	894,699	10,531,663	946,512	10,800,354
Class I	1,562,317	18,387,564	862,023	9,857,084
Shares issued to shareholders due to reinvestment of distributions:
Class A	367,650	4,355,508	650,714	7,417,263
Class B	2,560	30,219	5,530	62,832
Class C	64,507	761,194	115,357	1,310,377
Class I	178,577	2,108,430	318,148	3,615,121
	5,263,575	62,076,079	10,366,139	118,931,136
Shares redeemed:
Class A	(1,444,182)	(17,061,590)	(3,230,124)	(36,696,313)
Class B	(22,700)	(267,786)	(51,283)	(575,239)
Class B – automatic conversion to Class A Shares	(133)	(1,578)	(34,470)	(384,024)
Class C	(345,905)	(4,072,752)	(669,197)	(7,635,125)
Class I	(546,877)	(6,448,256)	(1,044,769)	(11,839,073)
	(2,359,797)	(27,851,962)	(5,029,843)	(57,129,774)
Net increase (decrease)	2,903,778	$34,224,117	5,336,296	$61,801,362
(1) Refer to Footnote 8 – Fund Reorganizations for further details.

98	Nuveen Investments

	Wisconsin
	Six Months Ended 11/30/12		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	735,526	$8,216,704	655,888	$7,082,522
Class A – automatic conversion of Class B Shares	—	—	31,997	349,636
Class B (2)	—	—	17	185
Class C	555,444	6,214,908	308,011	3,328,514
Class I	864,430	9,679,805	2,051,353	22,009,349
Shares issued to shareholders due to reinvestment of distributions:
Class A	78,403	878,758	126,764	1,364,196
Class B	N/A	N/A	867	9,212
Class C	16,905	189,708	23,849	257,127
Class I	30,551	343,446	45,350	488,158
	2,281,259	25,523,329	3,244,096	34,888,899
Shares redeemed:
Class A	(210,047)	(2,344,650)	(590,272)	(6,289,132)
Class B (2)	—	—	(22,129)	(242,597)
Class B – automatic conversion to Class A Shares	—	—	(31,938)	(349,636)
Class C	(96,049)	(1,084,151)	(86,112)	(910,574)
Class I	(341,650)	(3,819,308)	(917,078)	(9,874,230)
	(647,746)	(7,248,109)	(1,647,529)	(17,666,169)
Net increase (decrease)	1,633,513	$18,275,220	1,596,567	$17,222,730

(2)	Wisconsin does not offer Class B Shares. Class B Shares of Wisconsin converted to Class A Shares at the close of business on February 15, 2012, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2012, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$32,923,340	$40,335,341	$24,813,608	$37,083,297	$55,648,954	$19,571,753
Sales and maturities	14,475,983	19,044,650	21,490,749	18,837,612	19,322,100	1,210,000

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$215,466,545	$414,696,492	$191,098,960	$433,416,747	$538,991,176	$102,629,230
Gross unrealized:
Appreciation	$23,239,018	$44,210,589	$21,942,464	$46,550,397	$61,285,567	$10,472,638
Depreciation	(18,160)	(36,638)	(34,480)	(923,524)	(148,189)	(15,261)
Net unrealized appreciation (depreciation) of investments	$23,220,858	$44,173,951	$21,907,984	$45,626,873	$61,137,378	$10,457,377

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible reorganizational expenses and reorganizational adjustments, resulted in reclassifications among the Funds’ components of net assets at May 31, 2012, the Funds’ last tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$6,250	$—	$9,032	$(13,420)	$941,972	$517
Undistributed (Over-distribution of) net investment income	(29,391)	(15,848)	(40,001)	5,138	(31,643)	(1,522)
Accumulated net realized gain (loss)	23,141	15,848	30,969	8,282	(910,329)	1,005

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ last tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$789,594	$1,320,859	$903,914	$2,072,017	$3,711,557	$436,610
Undistributed net ordinary income**	41,387	10,914	—	10,886	58,062	6,012
Undistributed net long-term capital gains	1,697,215	—	—	2,167	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2012 through May 31, 2012, and paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$7,140,628	$16,883,775	$7,817,648	$11,193,335	$19,950,770	$3,075,226
Distributions from net ordinary income**	—	—	—	—	240,637	—
Distributions from net long-term capital gains	—	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Kentucky	Michigan	Missouri*	Ohio*	Wisconsin
Expiration:
May 31, 2016	$—	$—	$—	$219,990	$—
May 31, 2017	—	—	368,288	204,682	—
May 31, 2018	3,710,023	1,966,080	663,355	30,607	40,757
May 31, 2019	—	—	—	2,149,014	—
Total	$3,710,023	$1,966,080	$1,031,643	$2,604,293	$40,757
*	A portion of Missouri’s and Ohio’s capital loss carryforward is subject to an annual limitation under Internal Revenue code and related regulations.

During the Funds’ last tax year ended May 31, 2012, the following Funds utilized their capital loss carryforwards as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio
Utilized capital loss carryforwards	$1,017,846	$644,127	$1,069,109	$247,269	$1,805,166

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended May 31, 2012, the following Fund generated post-enactment capital losses as follows:

Wisconsin
Post-enactment losses:
Short-term	$—
Long-term	306,610

The Funds have elected to defer losses incurred from November 1, 2011 through May 31, 2012, the Funds’ last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Wisconsin
Post-October capital losses	$65,031
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

100	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2012, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Kansas	0.1684%
Kentucky	0.1684
Michigan	0.1684
Missouri	0.1775
Ohio	0.1713
Wisconsin	0.1684

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) for Ohio do not exceed .750% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

During the six months ended November 30, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$402,487	$329,659	$126,843	$397,096	$289,851	$146,193
Paid to financial intermediaries	351,372	288,007	108,422	345,354	252,497	127,935

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$123,073	$111,303	$31,690	$91,199	$145,056	$64,481

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2012, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$66,842	$54,742	$17,877	$37,642	$63,351	$19,357

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2012, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$2,695	$333	$195	$3,336	$4,207	$3,039

8. Fund Reorganizations

During the fiscal year ended May 31, 2012, the following Nuveen open-end funds were reorganized into the following Funds included in this report as follows (each the “Reorganization” and collectively, the “Reorganizations”):

•	Nuveen Missouri Tax Free Fund (“Missouri Tax Free”) into Missouri; and
•	Nuveen Ohio Tax Free Fund (“Ohio Tax Free”) into Ohio.

Missouri Tax Free and Ohio Tax Free are collectively the “Acquired Funds.” Missouri and Ohio are collectively the “Acquiring Funds.”

The Adviser proposed the Reorganizations of the Acquired Funds into the Acquiring Funds, as well as a number of other fund reorganizations between funds with similar investment objectives and policies, as part of an initiative to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies. The Acquired Funds’ Board of Directors determined that the Reorganizations were in the best interest of the Acquired Funds and that the interests of existing shareholders would not be diluted as a result of the Reorganizations. The Board of Directors unanimously approved the Reorganizations on September 20, 2011.

A special meeting of Missouri Tax Free’s and Ohio Tax Free’s shareholders was held on February 16, 2012, for the purpose of voting on the Reorganizations, at which time, each of the Reorganizations were approved. The Reorganizations were consummated at the close of business on March 9, 2012.

Upon consummation of each Reorganization, the Acquired Funds transferred all of their assets and liabilities to the Acquiring Funds in exchange for the Acquiring Funds’ shares of equal value. The Acquiring Funds’ shares were then distributed to the Acquired Funds’ shareholders and the Acquired Funds were terminated. As a result of the Reorganizations, the Acquired Funds’ shareholders became shareholders of the Acquiring Funds and the Acquired Funds’ shareholders received the Acquiring Funds’ shares with a total value equal to the total value of their Acquired Funds’ shares immediately prior to the closing of their Reorganization.

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

102	Nuveen Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of the Reorganizations were as follows:

	Missouri Tax Free	Ohio Tax Free
Cost of investments	$161,788,408	$49,965,589
Fair value of investments	172,688,737	53,532,979
Unrealized appreciation (depreciation) of investments	10,900,279	3,567,390

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and net asset value (“NAV”) per share immediately before and after the Reorganizations are as follows:

Acquired Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Missouri Tax Free
Class A	2,014,487	$24,932,701	$12.38
Class C1	142,600	1,759,503	12.34
Class I	12,130,585	150,125,702	12.38
Ohio Tax Free
Class A	211,685	2,291,286	10.82
Class C1	166,843	1,781,088	10.68
Class I	4,638,858	50,216,498	10.83

Acquiring Funds – Prior to Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Missouri
Class A	17,359,459	$197,408,414	$11.37
Class B	48,162	548,011	11.38
Class C	2,772,579	31,475,271	11.35
Class I	2,508,565	28,523,583	11.37
Ohio
Class A	26,582,704	308,070,336	11.59
Class B	180,652	2,088,204	11.56
Class C	5,787,394	66,830,674	11.55
Class I	10,026,321	115,861,225	11.56

Acquiring Funds – Post Reorganizations	Shares Outstanding	Net Assets	NAV per Share
Missouri
Class A	19,706,686	$224,100,618	$11.37
Class B	48,162	548,011	11.38
Class C	2,772,579	31,475,271	11.35
Class I	15,711,651	178,649,285	11.37
Ohio
Class A	26,934,101	312,142,710	11.59
Class B	180,652	2,088,204	11.56
Class C	5,787,394	66,830,674	11.55
Class I	14,371,931	166,077,723	11.56
The beginning of the Acquired Funds’ fiscal period was June 1, 2011.

Assuming the Reorganizations had been completed on June 1, 2011, the beginning of the Acquiring Funds’ fiscal period, the pro forma results of operations for the Acquired Funds for the period June 1, 2011 through March 9, 2012, each Fund’s Reorganization date, are as follows:

	Missouri Tax Free	Ohio Tax Free
Net investment income (loss)	$(34,657)	$(48,565)
Net realized and unrealized gains (losses)	11,238,276	3,611,723
Change in net assets resulting from operations	9,797,872	2,532,911

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it was not practicable to separate the amounts of revenue and earnings of the Acquired Funds that had been included in the Statement of Operations since the Reorganizations were consummated.

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

104	Nuveen Investments

Notes

Nuveen Investments	105

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Maturity: For a bond fund or defined portfolio, the average of the stated maturity dates of the fixed-income securities held. In general, the longer the average maturity, the greater the fund’s or defined portfolio’s sensitivity to interest-rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive, and consequently, less volatile, portfolio.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Michigan Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Michigan Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Kansas Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kansas municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Kentucky Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kentucky municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Michigan Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Michigan municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Missouri Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Ohio Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Ohio municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Wisconsin Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Wisconsin municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

106	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	107

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $220 billion as of September 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS6-1112D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: February 7, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 7, 2013